As filed with the Securities and Exchange Commission on December 30, 2014
Securities Act File No. [  ]
Investment Company Act File No. 811-23020

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. (  )
Post-Effective Amendment No. (  )
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. (  )

Nomura Credit Long/Short Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316
(Address of Principal Executive Office)

(Registrant’s Telephone Number, including Area Code):  (800) 833-0018

Mr. Yutaka Itabashi
Nomura Credit Long/Short Fund, Inc.
Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316
(Name and Address of Agent for Service)

Copies to:
John A. MacKinnon, Esq.
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common stock, par value $0.10 per share	50,000 shares	$20.00	$1,000,000	$116.20
(1)Includes shares of common stock of the Fund issuable upon exercise of an over-allotment option to be granted to the underwriters.
(2)Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457 of the Securities Act of 1933, as amended.
EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO
SECTION 8(a), MAY DETERMINE.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effectiveness until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated December 30, 2014

PROSPECTUS

[           ] Shares

Nomura Credit Long/Short Fund, Inc.

Common Stock
$[   ] per Share

The Fund.  Nomura Credit Long/Short Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.

Investment Objective.  The Fund’s investment objective is to seek an attractive risk-adjusted total return.  There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Policies.  The Fund seeks to achieve its objective by investing primarily in high yield credit-related instruments.  Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund’s Managed Assets (as defined herein), as adjusted to reflect exposure gained through short sales, will be invested in a portfolio of high yield credit-related instruments rated below investment grade by at least one credit rating agency (Baa3 by Moody’s Investors Service, Inc. or BBB- by Standard & Poor’s Ratings Services LLC, a part of McGraw Hill Financial or Fitch Ratings, Inc. or comparably rated by another nationally recognized statistical rating organization) or, if unrated,  determined by the Investment Adviser (as defined below) to be of comparable quality (the “80% Policy”).  The Fund’s investments in derivatives will be included under the 80% Policy noted above so long as the underlying assets of such derivatives are one or more high yield credit-related instruments that are rated below investment grade.

Listing.  The Fund intends to apply to have its shares of common stock listed on the New York Stock Exchange under the symbol “[   ].”

No Prior Trading History.  Because the Fund is newly organized, its common stock has no history of public trading and no prior performance.  The shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at a discount from their net asset value which may increase investor risk of loss.  In addition, the market price of shares of the Fund may decrease below the price that you paid for the shares.  If you were to sell your shares at a time when the market price is lower than the price at which you purchased the shares, you will experience a loss.  Risk of investor loss may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund’s initial public offering.

(continued on the following page)

Investing in the Fund’s common stock involves certain risks.  You could lose part or all of your investment.  The Fund’s anticipated exposure to high yield credit-related instruments and foreign securities, particularly to emerging market securities, includes an increased risk with respect to capacity to pay interest and repay principal, currency risk and the risk that the securities may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic or financial instability.  Because of the risks associated with investing in high yield credit-related instruments, foreign and emerging market securities and using leverage, an investment in the Fund may be considered speculative.  See “Risk Factors” beginning on page [  ] of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Per Share	Total(2)
Public offering price	$	$
Sales load	$	$
Estimated offering expenses(1)	$	$
Proceeds, after expenses, to the Fund	$	$

The underwriters expect to deliver the shares of common stock to purchasers on or about [   ], 2015.

[UNDERWRITERS TO BE PROVIDED BY AMENDMENT]

The date of this Prospectus is [    ], 2015.

(1)
Total offering expenses to be paid by the Fund are estimated to be approximately $[    ].  Nomura Asset Management U.S.A. Inc. (“NAM USA” or the “Manager”) has agreed to pay the Fund’s organizational expenses, which are estimated to be approximately $[    ].

(2)
The Fund has granted the underwriters an option to purchase up to [   ] additional shares of common stock at the public offering price less the sales load within 45 days of the date of this prospectus.  If such option is exercised in full, the total offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively.  See “Underwriting.”

(continued  from previous page)

Credit-related instruments include, but are not limited to, bonds, mortgage-related securities and asset-backed securities, listed and unlisted corporate debt obligations, convertible securities, sovereign and supranational debt obligations, collateralized debt, bond and loan obligations (including bridge loans and loan participations and assignments), preferred securities and trust preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, debentures, notes, commercial paper, emerging market debt and other similar types of debt instruments, as well as money market instruments, payment-in-kind securities and derivatives related to or referencing these types of instruments.  The Fund may invest in credit-related instruments of any duration or maturity.

The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes.  The Fund may gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default, index and interest rate swaps; options; forward contracts; futures contracts and options on futures contracts that provide long or short exposure to other credit obligations; credit-linked notes that provide long or short exposure to other credit obligations; repurchase agreements; dollar rolls; and other similar transactions.  The Fund may engage in short sales for hedging purposes or to enhance total return.

The Fund also may invest in or hold equity securities and equity-related instruments.

Use of Leverage.  The Fund may seek to enhance the level of its current distributions to holders of its common stock through the use of leverage, which involves special risks.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may use leverage through borrowings in an aggregate amount of up to 33⅓% of the Fund’s total assets immediately after such borrowings.  After the Fund has fully invested the net proceeds of this offering, the Fund currently intends to borrow money from certain financial institutions in an initial aggregate amount of approximately [30]% (as determined immediately after borrowing) of the value of its Managed Assets.

Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of the Fund’s total assets, including leverage obtained through the use of borrowings, immediately after such issuance.  In addition, the Fund may enter into certain investment management techniques (collectively, “effective leverage”), such as writing credit default swaps, futures or engaging in short sales, that may provide leverage.  Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for purposes of the Fund’s leverage limit set forth below.  The Fund’s total leverage, either through borrowings, preferred stock issuances or effective leverage, may not exceed 33⅓% of the Fund’s total assets, including the assets obtained through leverage.

The use of leverage will cause the Fund’s net asset value (“NAV”) and market price to be more volatile than if leverage were not used.  For example, a rise in short-term interest rates, which are near or at historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage.  The use of leverage may also cause more volatility in the level of the Fund’s distributions.  There is no assurance that any leveraging strategy will be successful in enhancing the level of the Fund’s distributions.  The NAV of the Fund’s common stock will be reduced by the costs associated with the issuance or incurrence of leverage.  Leverage is a speculative technique and there are special risks and costs associated with leverage.

There can be no assurance that the Fund will borrow to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent.

Manager.  NAM USA is the Fund’s manager.  NAM USA is a wholly-owned subsidiary of Nomura Asset Management Co., Ltd.  NAM USA is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) and specializes in providing investment management services to segregated institutional client portfolios and investment vehicles.  Its client base includes U.S. and Canadian pension plans and investment funds, including two U.S. registered closed-end funds, operating in North America and/or Japan.  As of September 30, 2014, NAM USA had total assets under management of approximately $1.624 billion.

Investment Adviser.  Nomura Corporate Research and Asset Management Inc. (“NCRAM” or the “Investment Adviser”) is the Fund’s investment adviser.  NCRAM is a professional investment management firm registered with the SEC and provides investment advisory services to institutional clients and collective investment vehicles.  NCRAM will be responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Fund’s Board of Directors and NAM USA.  As of September 30, 2014, NCRAM had total assets under management of approximately $14.9 billion.

This Prospectus provides information that you should know about the Fund before investing.  Please read this Prospectus carefully and keep it for future reference.  A Statement of Additional Information, dated [       ], 2015, as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus.  Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge.  Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information on the operation of the public reference room.  This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102.  You may also email requests for these documents to publicinfo@sec.gov.  For a free copy of the Fund’s SAI, annual report or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, please write to the Fund at Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316 or call toll free at (800) 833-0018 or visit the Fund’s website at [website].  This reference to the website does not incorporate the contents of the website into this Prospectus.

The Fund’s shares of common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Table of Contents

Prospectus Summary	1
Summary of Fund Expenses	16
The Fund	18
Use of Proceeds	18
Who May Wish to Invest	18
Investment Objective and Policies	18
Leverage	32
Risk Factors	36
Management and Advisory Arrangements	52
Control Persons	55
Net Asset Value	55
Distributions	56
Dividend Reinvestment Plan	56
Description of Securities	58
Repurchase of Common Stock	62
Tax Matters	62
Underwriting	65
Custodian, Dividend Paying Agent, Transfer Agent and Registrar	67
Legal Opinions	67
Reports to Stockholders	67
Independent Registered Public Accounting Firm	68
Table of Contents of the Statement of Additional Information	69

You should rely only on the information contained in or incorporated by reference into this Prospectus.  The Fund has not, and the underwriters have not, authorized anyone to provide you with different information.  If anyone provides you with information that differs from or is inconsistent with the information in this Prospectus, you should not rely on it.  The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer or sale is not permitted.  You should assume that the information contained herein is accurate only as of the date of this Prospectus.  The Fund will supplement this Prospectus during the period that this Prospectus is required to be delivered, if there are any material changes to the Fund subsequent to the date of this Prospectus.

v

PROSPECTUS SUMMARY

This is only a summary.  This summary does not contain all of the information that you should consider before investing in the Fund’s Common Stock.  You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information (the “SAI”), especially the information in this Prospectus under the heading “Risk Factors.”

The Fund	Nomura Credit Long/Short Fund, Inc., a Maryland corporation (the “Fund”), is a newly organized, diversified, closed-end management investment company.

The Offering
The Fund is offering [·] shares of common stock, par value $0.10 per share (the “Common Stock”), at an initial offering price of $[·] per share of Common Stock through a group of underwriters led by [·].  The underwriters have been granted an option, exercisable for 45 days from the date of the Prospectus, to purchase up to [·] additional shares of Common Stock to cover over-allotments, if any.  The minimum purchase is [·] shares of Common Stock in order to participate in this offering.  See “Underwriters.”

Listing and Symbol	The Fund intends to apply to have its shares of Common Stock listed on the New York Stock Exchange (the “NYSE”) under the symbol “[ ].”

Who May Wish to
Invest	The Fund may be an appropriate investment for investors who:

·	are seeking the potential for an attractive risk-adjusted total return;

·	want to allocate a portion of their investments to a portfolio consisting primarily of high yield credit-related instruments; and

·	wish to access professional asset management by NAM USA and NCRAM (each as defined below).

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in the Fund.  The Fund is designed as a long-term investment and not as a trading vehicle.  No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurances that enough appropriate investments that meet the Fund’s investment criteria will be available.  Investors should not commit money to the Fund unless they have the resources to sustain the loss of part or all of their investment in the Fund.

Investment Objective,
Policies and Strategies
The Fund’s investment objective is to seek an attractive risk-adjusted total return.  The Fund’s investment objective is non-fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to the Fund’s stockholders.

There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

The Fund seeks to achieve its objective by investing primarily in high yield credit-related instruments.  Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund’s Managed Assets (as defined below), as adjusted to reflect exposure gained through short sales, will be invested in a portfolio of high yield credit-related instruments rated below investment grade by at least one credit rating agency (Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Ratings Services LLC, a part of McGraw Hill Financial (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)) or, if unrated,  determined by NCRAM to be of comparable quality (the “80% Policy”).

The 80% Policy is a non-fundamental policy and may be changed by the Board of Directors of the Fund (the “Board”, and the members thereof, the “Directors”) without stockholder approval upon providing the Fund’s stockholders with at least 60 days’ prior written notice of any change as required by the rules under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investments in derivatives will be included under the 80% Policy noted above so long as the underlying assets of such derivatives are one or more high yield credit-related instruments that are rated below investment grade.  For a more information about such derivatives, see “ —Selected Risk Factors—Derivatives.”

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Credit-related instruments include, but are not limited to, bonds, mortgage-related securities and asset-backed securities, listed and unlisted corporate debt obligations, convertible securities, sovereign and supranational debt obligations, collateralized debt, bond and loan obligations (including bridge loans and loan participations and assignments), preferred securities and trust preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, debentures, notes, commercial paper, emerging market debt and other similar types of debt instruments, as well as money market instruments, payment-in-kind securities and derivatives related to or referencing these types of instruments.  The Fund may invest in credit-related instruments of any duration or maturity.

The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes.  The Fund may gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default, index and interest rate swaps; options; forward contracts; futures contracts and options on futures contracts that provide long or short exposure to other credit obligations; credit-linked notes that provide long or short exposure to other credit obligations; repurchase agreements; dollar rolls; and other similar transactions.  The Fund may engage in short sales for hedging purposes or to enhance total return.

The Fund also may invest in or hold equity securities and equity related instruments.

The Fund may seek to enhance the level of its current distributions to holders of its common stock through the use of leverage, which involves special risks.  See “—Leverage” and “ —Selected Risk Factors—Leverage Risk.”

Investment Process. In determining which securities to buy and sell, NCRAM will consider, among other things, the price of the security and the issuer’s financial history, condition, management and prospectus.  NCRAM’s investment philosophy for the Fund is based upon NCRAM’s belief that a total return investment approach driven by credit research is the best way to generate attractive risk-adjusted outperformance relative to the high yield market.

The key strategies of the Fund include:

·	long and short investments in high yield credit-related instruments;

·	special situation investments, including stressed and distressed bonds;

·	short duration credit-related instruments, including short duration bonds and bank debt; and

·	paired trades and capital structure arbitrage.

Across the four key strategies, NCRAM’s long/short investment philosophy is to seek to identify “Strong Horse” issuers across the ratings spectrum – successful companies able to carry the debt load of a high yield issuer.  NCRAM uses a “bottom-up” approach, along with a “top-down” perspective, to identify “Strong Horse” issuers for long positions, and conversely “Weak Horse” issuers for short positions.  NCRAM seeks an attractive total return, while managing risk, through a long and short portfolio of these investments.

NCRAM’s portfolio construction process has two primary components: (i) identifying individual long and short credit investments with the potential to generate risk adjusted outperformance, and (ii) managing the overall volatility of the Fund.  Both components are elements of portfolio construction and risk management.  For more information about the Fund’s investment process, see “Investment Objective and Policies—Investment Policies.”

Duration. The Fund may invest in credit-related instruments of any duration or maturity.  Duration is the weighted average term-to-maturity of a security’s cash flows. It is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. Duration differs from maturity in that it considers a security’s next interest re-set date and call features, whereas maturity does not.  In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates.  For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%.  Conversely, the portfolio’s value can be expected to rise about 4% if interest rates fall by 1%.  As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.  By comparison, a debt security’s “maturity” is the date on which the security ceases and the issuer is obligated to repay principal.

High Yield Instruments or “Junk Bonds.” High yield credit-related instruments that are rated below investment grade (commonly referred to as “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are considered to have a greater vulnerability to default than higher rated securities. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

Loan Participations and Assignments. The Fund may invest in fixed, variable and floating rate loans (including bridge loans) arranged through private negotiations between an issuer and one or more financial institutions. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. The Fund’s investment in participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

Derivatives and Other Trading Practices Which May Create Leverage.  The Fund may use derivatives for hedging, investment or leverage purposes.  The Fund’s investment in derivatives will be included in the 80% Policy as long as the underlying assets of such securities are high yield credit-related instruments.  The Fund may gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default, index and interest rate swaps; options; forward contracts; futures contracts and options on futures contracts that provide long or short exposure to other credit obligations; credit-linked notes that provide long or short exposure to other credit obligations; repurchase agreements; dollar rolls; and other similar transactions.  The Fund may engage in short sales for hedging purposes or to enhance total return.  The Fund also may make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Illiquid Instruments. The Fund may invest in illiquid instruments. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e., within seven days) at approximately the prices at which they are valued.

Foreign Instruments. The Fund may invest in debt instruments of foreign issuers, including securities of emerging market countries.  Such investments will include high yield credit-related instruments of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities. The Fund may invest in foreign instruments that are denominated in U.S. dollars or foreign currencies.  The Fund expects to invest no more than 40% of its Managed Assets, as adjusted to reflect exposure gained through short sales, in instruments of foreign issuers and no more than 10% of the its Managed Assets, as adjusted to reflect exposure gained through short sales, in non-dollar denominated instruments.

Investment Grade Investments. Subject to the 80% Policy, the Fund may invest, under normal market conditions and after the initial investment period following this offering, in credit-related instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, determined by NCRAM to be of comparable quality).

Equities and Equity-Related Securities. The Fund may invest in equity instruments, including common stock, depositary receipts, rights, warrants and other instruments whose price is linked to the value of common stock.  Such equity and equity-related instruments may be incidental to the purchase or ownership of credit-related instruments or in connection with a reorganization of a borrower. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

Segregation and Cover Requirements.  As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions.  In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives that could be considered “senior securities” as defined in Section 18(g) of the 1940 Act.  See “Investment Objective and Policies—Investment Policies—Segregation and Cover Requirements.”

Temporary Defensive Strategies. The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other debt securities deemed by NCRAM to be consistent with a defensive posture. The yield on such investments may be lower than the yield on high yield credit-related instruments. In addition, the Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful and, during their use, the Fund may not be able to achieve its investment objective.

For a more complete discussion of the Fund’s portfolio composition, see “Investment Objective and Policies—Portfolio Composition.”

Leverage
The Fund may seek to enhance the level of its current distributions to its common stockholders through the use of leverage. Under the 1940 Act, the Fund may use leverage through borrowings in an aggregate amount of up to 33⅓% of the Fund’s total assets immediately after such borrowings.

After the Fund has fully invested the net proceeds of this offering, the Fund currently intends to borrow money from certain financial institutions in an initial aggregate amount of approximately [30]% (as determined immediately after borrowing) of the value of its Managed Assets. Although it currently does not intend to do so, the Fund also may use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of the Fund’s total assets, including leverage obtained through the use of borrowings, immediately after such issuance. In addition, the Fund may enter into certain investment management techniques (collectively, “effective leverage”), such as writing credit default swaps, futures or engaging in short sales, that may provide leverage. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for purposes of the Fund’s leverage limit set forth below. The Fund’s total leverage, either through borrowings, preferred stock issuances or effective leverage, may not exceed 33⅓% of the Fund’s total assets, including the assets obtained through leverage.

There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent.

When the Fund is utilizing leverage, the fees paid to NAM USA and NCRAM for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any. In such case, NAM USA and/or NCRAM may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. The Board will monitor this potential conflict of interest. In addition, the fees paid to NAM USA are borne exclusively by the Fund, whereas the fees paid to NCRAM are borne exclusively by NAM USA. The Fund does not currently anticipate issuing any preferred stock or notes.  See “Leverage”.

Board of Directors
The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law. See “Management and Advisory Arrangements.”

Manager
Nomura Asset Management U.S.A. Inc. (“NAM USA” or the “Manager”) is the Fund’s manager. NAM USA specializes in providing investment management services to segregated institutional client portfolios and investment vehicles.

NAM USA’s principal address is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.  As of September 30, 2014, NAM USA had total assets under management of approximately $1.624 billion.  NAM USA is organized as a New York corporation and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”).

NAM USA will receive from the Fund an annual fee, payable monthly in arrears, in an amount equal to [·]% of the average daily value of the Fund’s Managed Assets.  See “Summary of Fund Expenses” and “Management and Advisory Arrangements.”

Investment Adviser
Nomura Corporate Research and Asset Management Inc. (“NCRAM” or the “Investment Adviser”) is the Fund’s investment adviser. NCRAM provides investment advisory services to institutional clients and collective investment vehicles and will be responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Fund’s Board and NAM USA.

NCRAM’s principal address is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.  As of September 30, 2014, NCRAM had total assets under management of approximately $14.9 billion.  NCRAM is organized as a Delaware corporation and is registered as an investment adviser with the SEC.

NAM USA (and not the Fund) will pay a portion of the management fees it receives from the Fund, in an amount equal to [·]% of such management fee, payable monthly in arrears, to NCRAM in return for NCRAM’s services.  See “Summary of Fund Expenses” and “Management and Advisory Arrangements.”

Selected Risk Factors
An investment in the Fund’s Common Stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.  The following is a summary of certain of these risks.  See the section entitled “Risk Factors” for a more complete discussion of the risks of investing in the Fund’s Common Stock.

General.  Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy, because of market, economic, regulatory, geopolitical and other conditions.  Because the market price of the Fund’s Common Stock will fluctuate, there is a risk that you will lose money.  Your investment will decline in value if, among other things, the market price of the Fund’s Common Stock decreases.  As with any security, a loss of part or all of your investment is possible.

No History of Operations.  The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business.  As a result, prospective investors have no track record or history on which to base their investment decision.

Market Price Discount from Net Asset Value (“NAV”) Risk.  Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their NAVs.  This is commonly referred to as “trading at a discount.”  This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund’s initial public offering.  As a result, the Fund is designed primarily for long-term investors.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in Common Stock represents an indirect investment in the securities and other financial assets owned by the Fund.  The profitability of a significant portion of the Fund’s investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments.  There can be no assurance that NCRAM will be able to predict accurately these price movements.  Although NCRAM may attempt to mitigate market risk through the use of long and short positions or other methods, there is always some, and occasionally a significant, degree of market risk.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk.  The Fund generally invests in high yield credit-related instruments which are rated in the lower rating categories by the various credit rating agencies (or in comparable non-rated securities).

Instruments in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated instruments and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions.

Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments.  However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.  In particular, lower rated high yield instruments entail a higher risk of default.  Such instruments present substantial credit risk and default is a real possibility.

High Risk Investments Risk.  The Fund may invest in debt and equity securities, accounts and notes payable, loans, private claims and other financial instruments and obligations of troubled companies which may result in significant returns to the Fund, but which involve a substantial degree of risk.  The Fund may lose its entire investment in a troubled company, may be required to accept cash or securities with a value less than the Fund’s investment and may be prohibited from exercising certain rights with respect to such investment.

Distressed Securities Risk.  The Fund may invest in “distressed” securities, claims and obligations of entities which are experiencing significant financial or business difficulties.  Investments may include loans, commercial paper, loan participations, trade claims held by trade or other creditors, stocks, partnership interests and similar financial instruments, executory contracts and options or participations therein not publicly traded.

The Fund will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

Such instruments may be illiquid and the prices at which such instruments may be sold may represent a substantial discount to what NCRAM believes to be the ultimate value of such instruments.

Corporate Loans Risk.  The Fund may invest in corporate loans acquired directly, via trading on the secondary markets or through assignments or participations.  These obligations are subject to risks, including, but not limited to (i) lender-liability claims by the issuer of the obligations and (ii) limitations on the ability of the Fund to directly enforce its rights.  The ability of the Fund to acquire or sell positions may be restricted, delayed or not permitted to the extent that any conditions to transfer are required to be satisfied.  The corporate loans in which the Fund invests are subject to the risk of loss of principal and income.  There are no restrictions on the credit quality of the loans in which the Fund may invest.

Mortgage-Related and Asset-Backed Securities Risk.  In addition to risks associated with changes in interest rates, mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” and “prepayment risk”. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.  Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.  See “—Selected Risk Factors—Interest Rate Risk”, “—Selected Risk Factors—Extension Risk” and “—Selected Risk Factors —Prepayment Risk”.

Liquidity Risk.  The Fund may invest in and/or hold illiquid instruments.  Illiquid instruments are instruments that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV.  The Fund may not be able to readily dispose of such instruments at prices that approximate those at which the Fund could sell the instruments if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such instruments at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Floating Rate and Fixed-to-Floating Rate Securities Risk.  The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets.  The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset.  This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest.  A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities will decline due to lower coupon payments on floating rate securities.

Foreign Instruments and Emerging Markets Risk.  Investing in securities of non-U.S. governments and companies involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of United States issuers.  These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.  Investing in emerging market debt or equity involves certain risks and special considerations not typically associated with investing in other more established economies or securities markets.  An investment in emerging market instruments should be considered speculative.

Sovereign Debt Risk.  Sovereign debt securities are debt securities issued by U.S. and foreign governments.  Sovereign debt securities are subject to the risk that a government may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the government’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Foreign Currency Risk.  The Fund’s investments that are denominated in a non-U.S. currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies.  Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Issuer Risk.  The value of securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Interest Rate Risk.  The market price of the Fund’s investments will change in response to changes in interest rates and other factors.  During periods of declining interest rates, the market price of debt securities generally rises.  Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of debt securities is generally greater for securities with longer maturities.

Duration Risk.  Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields).  Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations.  Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures.  Various techniques may be used to shorten or lengthen the Fund’s duration.  The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Prepayment Risk.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to stockholders.  This is known as prepayment or “call” risk.

Extension Risk.  During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected.  Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio’s current earnings rate.  A decline in income could affect the Fund’s overall return.

Default Risk.  There is a risk that the issuer of a security in which the Fund invests may default by failing to pay principal and interest in a timely manner.  In general, the default risk of emerging market bonds in which the Fund invests is higher due to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on the issuer’s ability to make payments of principal and/or interest.  If the issuer of a security is in default, the Fund may lose its entire investment.

Spread Risk.  Wider credit spreads and decreasing market values typically represent a deterioration of the debt instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer.  Debt instruments generally compensate for greater credit risk by paying interest at a higher rate.  The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk.  As the spread on a security widens (or increases), the price (or value) of the security generally falls.  Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Risk of NAV Erosion.  The Fund may buy debt securities at a premium to their face value.  A security may trade at a premium because its coupon (interest rate) is above the market rate for similar securities.  The Fund expects to pay out such a security’s entire coupon in the Fund’s dividends, and over time the NAV of the Fund will decline because the premium value of the security will decline as it approaches maturity (at maturity the market price of a security equals its face value).  Thus, the Fund will enjoy a higher payout than with a market rate bond over the life of the security, but that higher payout will be offset by a decline in NAV as the security approaches maturity.  Similarly, the Fund will be subject to such NAV erosion if the Fund invests in a debt security and the issuer redeems the security before maturity (“call”) at a price below its current market price.

Leverage Risk.  Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed.  Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.  The Fund currently intends to borrow money from banks and other financial institutions in an initial amount of approximately [30]% (as determined immediately after borrowing)

of the value of its Managed Assets (including the amount borrowed). The Fund’s total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 33⅓% of the Fund’s total assets, including the amounts obtained through leverage.

There is no assurance that a leveraging strategy will be successful.  The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the common stockholders, including:

·	the likelihood of greater volatility of NAV, market price and dividend rate of Common Stock than a comparable fund without leverage;

·
the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

·	magnified interest rate risk, which is the risk that the prices of portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall);

·
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Stock;

·
when the Fund uses financial leverage, the investment management fee and investment advisory fees payable to NAM USA and NCRAM, respectively, will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets (which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any) and may provide a financial incentive to NAM USA and/or NCRAM to increase the Fund’s use of leverage and create an inherent conflict of interest; and

·	leverage may increase expenses (which will be borne entirely by the common stockholders), which may reduce the Fund’s NAV and the total return to common stockholders.

Derivatives Risk. The Fund will use certain derivative trading strategies for the purpose of hedging, speculation or as a substitute for investing in conventional securities.  Such derivative investments will involve certain risks, such as:

·
Counterparty and Settlement Risk.  To the extent the Fund invests in non-U.S. securities, swaps, repurchase agreements, structured products, derivative or synthetic instruments, or other over-the-counter (“OTC”) transactions, or engages in securities lending, in certain circumstances, the Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.  These risks may differ materially from those entailed in exchange-traded transactions which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.

·	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·
Leverage Risk.  The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·
Liquidity Risk.  The risk that certain derivative positions may be difficult or impossible to close out at the time that the seller would like or at the price that the seller believes the position is currently worth.  This risk is heightened to the extent the Fund engages in OTC derivative transactions, which are generally less liquid than exchange-traded instruments.

·
Correlation Risk.  The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.  Furthermore, the ability to successfully use derivative instruments depend in part on the ability of NCRAM to predict pertinent market movements, which cannot be assured.

·
Index Risk.  If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

·	Volatility Risk. The prices of derivative instruments, including forward, futures and option prices, can be highly volatile.

·
Tax Risk.  The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.  In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (the “IRS”).

·
Regulatory Risk.  The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements.  In addition, the Commodity Futures Trading Commission (the “CFTC”) has recently rescinded certain exemptions from registration requirements under the Commodity Exchange Act (the “CEA”) that have been previously available under CFTC Rule 4.5 to investment advisers registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, NCRAM may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund.  However, the Fund may claim an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC and currently intends to operate in a manner that would permit it to claim an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC.

It is possible that additional government regulation of various types of derivative instruments, including swaps, may increase the cost of using derivatives or limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund’s performance.

Risks of Swap Agreements. The Fund may enter into swap agreements.  Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index).  The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net” basis.  Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the Fund’s use of swap agreements, if any, will be successful in furthering its investment objective will depend on NCRAM’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The swaps market is largely unregulated.

Risks of Options.  The purchase or sale of an option involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security, commodity or other instrument for a specific price at a certain time or during a certain period.  Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium.  Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss).  OTC options also involve counterparty solvency risk.

Risk of Futures.  Futures prices are highly volatile, with price movements being influenced by a multitude of factors such as supply and demand relationships, government trade, fiscal, monetary and exchange control policies, political and economic events and emotions in the marketplace.  Futures trading is also highly leveraged.  Further, futures trading may be illiquid as a result of daily limits on movements of prices.  Finally, the Fund’s futures trading could be adversely affected by speculative position limits.

Loan Participations and Assignments Risk.  In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign such instruments to a third party.  Because such instruments sometimes may not have a liquid market, from time to time such instruments may only be sold to a limited number of institutional investors.  A lack of a liquid secondary market may have an adverse effect on the value of such instruments and the Fund’s ability to dispose of particular loans and loan participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Potential Conflicts of Interest Risk.  NAM USA, NCRAM and their affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. NAM USA, NCRAM and their affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund.

Short Sales. The Fund expects to engage in short selling.  A short sale is effected by selling a security which the Fund does not own.  In order to make delivery to the buyer of a security sold short, the Fund must borrow the security.  In so doing, it incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender.  The Fund must also pay to the lender of the security any dividends or interest payable on the security during the borrowing period and may have to pay a premium to borrow the security.  A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying the security to cover the short position.  There can be no assurance that the security necessary to cover a short position will be available for purchase.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  Furthermore, the Fund may prematurely be forced to close out a short position if a counterparty from which the Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been ultimately a profitable position.

Anti-Takeover Provisions.  The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders.  Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of the Board, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and may generate short-term capital gains taxable as ordinary income.

Dependence on Key Personnel Risk and Management Risk. The success of the Fund depends on the efforts and judgment of the NCRAM’s management teams.  NCRAM’s loss of the services of members of its management teams could have an adverse impact on the Fund.

Distributions
Distributions may be paid to the holders of the Fund’s Common Stock if, as and when authorized by the Board and declared by the Fund out of assets legally available therefor.  The Fund intends to pay dividends of net investment income on a [monthly] basis.  The Fund intends to distribute, at least annually, substantially all its net investment income and its net capital gains, if any.

Dividend Reinvestment Plan
Unless a common stockholder elects otherwise, the common stockholder’s distributions will be reinvested in additional Common Stock under the Fund’s dividend reinvestment plan.  Common stockholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee).  See “Dividend Reinvestment Plan.”

Custodian, Dividend Paying Agent, Transfer Agent and Registrar
[·] (“[·]”) serves as custodian of the Fund’s assets.  [·] (“[·]”) serves as the Fund’s transfer agent and registrar.  [·] (“[·]”) serves as the Fund’s dividend paying agent.  See “Custodian, Dividend Paying Agent, Transfer Agent and Registrar.”

Independent Registered Public Accounting Firm	The Fund has selected [·] as its independent registered public accounting firm.

Tax Considerations
The Fund intends to qualify to elect and maintain its election to be treated as a regulated investment company for U.S. federal income tax purposes.  To satisfy the distribution requirements applicable to regulated investment companies, the Fund intends to distribute annually all or substantially all of its “net investment income” and “net realized gains,” both as calculated for U.S. federal income tax purposes, if any, to its stockholders.  Distributions of “net investment income” and “net short-term capital gains” generally will be taxable to the stockholders as ordinary income regardless of whether such distributions are paid in cash or invested in additional shares of Common Stock of the Fund.  Stockholders receiving distributions in the form of additional shares of Common Stock of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional shares of Common Stock with a fair market value equal to or greater than the NAV, in which case stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock.  The Fund’s distributions of its net capital gains generally will be taxable to stockholders as long-term capital gains.  A portion of the Fund’s distributions may be nontaxable returns of capital, which would reduce a stockholder’s tax basis in his or her shares (and, to the extent in excess of such basis, would generally be long-term or short-term capital gains to the stockholders, depending on the stockholder’s holding period for such shares).  The Fund will provide stockholders with a notice indicating the estimated character of the distributions from the Fund.  Please refer to the “Tax Matters” section of this Prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund, including the potential U.S. federal income tax effects of any distributions by the Fund.  Consult your own tax advisor on any potential U.S. federal, state and local income tax effects of an investment in the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Stock, would bear directly or indirectly.  The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” and related footnotes are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues [·] shares of Common Stock.  If the Fund issues fewer shares, all other things being equal, “Other Expenses” and “Total Annual Expenses” would increase as a percentage of net assets attributable to Common Stock.  The table also assumes the Fund’s use of leverage equal to [30]% of its Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Stock.  The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Common Stockholder Transaction Expenses	Percentage of Offering Price
Sales Load Paid by You
Offering Expenses Borne by the Fund(1)
Dividend Reinvestment Plan Fees(2)
Expenses Associated with the Arrangement of a Credit Facility and/or Use of Leverage(3)

Annual Expenses (borne by Common Stockholders)	Percentage of Net Assets Attributable to Common Stock (Assumes Leverage is Used)
Management Fee(4)
Use of leverage and Interest Payments on Borrowed Funds(5)
Other Expenses
Total Annual Expenses

(1)
NAM USA has agreed to pay the Fund’s organizational expenses.  Assuming an offering of [·] shares of Common Stock for $[·] per share ($[·]), the total offering expenses are estimated to be $[·], $[·] of which would be borne by the common stockholders of the Fund.  Offering expenses borne by the Fund will result in an immediate reduction of the NAV of the Fund.

(2)
There will be no brokerage charges with respect to Common Stock issued directly by the Fund under its dividend reinvestment plan.  You will pay service charges and brokerage charges in connection with open market purchases or if you direct the Plan Administrator (defined below) to sell your Common Stock held in a dividend reinvestment account.  See “Dividend Reinvestment Plan.”

(3)
Costs incurred to establish the Credit Facility (as defined herein) will be borne solely by the common stockholders of the Fund and will result in a reduction of the NAV of the Fund.  Based on an offering of [·] shares of Common Stock, the total costs to establish the Credit Facility are estimated to be $[·] or $[·] per share ([·]% of the Common Stock offering price).

(4)
NAM USA will receive an annual fee, payable monthly in arrears, in an amount equal to [·]% of the average daily value of the Fund’s Managed Assets.  The Fund currently intends to borrow in an initial amount equal to approximately [30]% of the value of its Managed Assets (including the amount borrowed).  As a result of NAM USA’s fee noted above, if the Fund has net assets of $[·], for example, and borrows $[·], NAM USA will receive a fee of $[·] (i.e., [·]% * $[·] = $[·]).  Using the present example, the $[·] fee would equate to an effective management fee rate of [·]% on the Fund’s net assets (that is, assets less liabilities, including borrowings, of $[·]).  NAM USA (and not the Fund) will pay a portion of the management fees it receives from the Fund, in an amount equal to [  ]% of such management fee, payable monthly in arrears, to NCRAM in return for NCRAM’s services.  See “Management and Advisory Arrangements.”

(5)
Assumes leverage by borrowings in an initial amount equal to approximately [30]% (as determined immediately after such borrowings) of the Fund’s Managed Assets at an annual interest rate of [·]%.  The Fund may choose to use more or less borrowings for leverage than approximately [30]% of Managed Assets. To the extent the Fund uses additional borrowings for leverage, the Fund’s total annual expenses will increase.  See “Risk Factors—Leverage Risk” and “Leverage.”

Example

The following example illustrates the hypothetical expenses (including (i) the sales load of $[·] and (ii) estimated expense of this offering of $[·]) that you would pay on a $1,000 investment in Common Stock, assuming (i) Total Annual Expenses” of [·]% of net assets attributable to Common Stock (assuming leverage of [30]% of the Fund’s Managed Assets) and (ii) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

(1)
The example above should not be considered a representation of future expenses or annual rate of return.  Actual expenses, leverage amount or annual rate of return may be higher or lower than those assumed for purposes of the example.  The example assumes that all dividends and distributions are reinvested at NAV and utilizes a 5% annual rate of return as mandated by SEC regulations.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act.  The Fund was incorporated as a Maryland corporation on December 19, 2014.  As a newly organized entity, the Fund has no operating history.  The Fund’s principal office is located at Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316 and its telephone number is (800) 833-0018 (toll-free).

USE OF PROCEEDS

The net proceeds of this offering of Common Stock will be approximately $[·] ($[·] if the underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses and deduction of the sales load.  The Fund will pay all of its offering expenses. NAM USA has agreed to pay the Fund’s organizational expenses, which are estimated to be approximately $[·].

The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies (as stated herein) as soon as practicable after completion of the offering.  The Fund currently anticipates that it could take up to three months to invest the net proceeds of the offering.  Pending such investment, the Fund will invest all or a portion of its assets in U.S. government securities, money market and debt instruments or money market mutual funds.  Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s NAV may be subject to relatively less fluctuation than would be the case at such time as the Fund is fully invested.  A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

WHO MAY WISH TO INVEST

The Fund may be an appropriate investment for investors who:

·	are seeking the potential for an attractive risk-adjusted total return;

·	want to allocate a portion of their investments to a portfolio consisting primarily of high yield credit-related instruments; and

·	wish to access professional asset management by NAM USA and NCRAM.

The Fund is designed as a long-term investment and not as a trading vehicle.  No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurances that enough appropriate investments that meet the Fund’s investment criteria will be available.  Investors should not commit money to the Fund unless they have the resources to sustain the loss of part or all of their investment in the Fund.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek an attractive risk-adjusted total return.  The Fund’s investment objective is non-fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to the Fund’s stockholders.

There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Policies

The Fund seeks to achieve its objective by investing primarily in high yield credit-related instruments.  Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund’s Managed Assets (as defined below), as adjusted to reflect exposure gained through short sales, will be invested in a portfolio of high yield credit-related instruments rated below investment grade by at least one credit rating agency (Baa3 by Moody’s or BBB- by S&P or Fitch or comparably rated by another NRSRO) or, if unrated,  determined by NCRAM to be of comparable quality (the “80% Policy”).

The 80% Policy is a non-fundamental policy and may be changed by the Board without stockholder approval upon providing the Fund’s stockholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The Fund’s investments in derivatives will be included under the 80% Policy noted above so long as the underlying assets of such derivatives are one or more high yield credit-related instruments that are rated below investment grade.  For a more information about such derivatives, see “Risk Factors—Derivatives.”

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Credit-related instruments include, but are not limited to, bonds, mortgage-related securities and asset-backed securities, listed and unlisted corporate debt obligations, convertible securities, sovereign and supranational debt obligations, collateralized debt, bond and loan obligations (including bridge loans and loan participations and assignments), preferred securities and trust preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, debentures, notes, commercial paper, emerging market debt and other similar types of debt instruments, as well as money market instruments, payment-in-kind securities and derivatives related to or referencing these types of instruments.  The Fund may invest in credit-related instruments of any duration or maturity.

The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes.  The Fund may gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default, index and interest rate swaps; options; forward contracts; futures contracts and options on futures contracts that provide long or short exposure to other credit obligations; credit-linked notes that provide long or short exposure to other credit obligations; repurchase agreements; dollar rolls; and other similar transactions.  The Fund may engage in short sales for hedging purposes or to enhance total return.

The Fund also may invest in or hold equity securities and equity-related instruments.

The Fund may seek to enhance the level of its current distributions to holders of its common stock through the use of leverage, which involves special risks.

Duration. The Fund may invest in credit-related instruments of any duration or maturity.  Duration is the weighted average term-to-maturity of a security’s cash flows. It is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. Duration differs from maturity in that it considers a security’s next interest re-set date and call features, whereas maturity does not. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates.  For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%.  Conversely, the portfolio’s value can be expected to rise about 4% if interest rates fall by 1%.  As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.  By comparison, a debt security’s “maturity” is the date on which the security ceases and the issuer is obligated to repay principal.

Derivatives and Other Trading Practices Which May Create Leverage.  The Fund may use derivatives for hedging, investment or leverage purposes.  The Fund’s investment in derivatives will be included in the 80% Policy as long as the underlying assets of such securities are high yield credit-related instruments.  The Fund may gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default, index and interest rate swaps; options; forward contracts; and futures contracts and options on futures contracts that provide long or short exposure to other credit obligations.  The Fund may engage in short sales for hedging purposes or to enhance total return.  The Fund also may make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Foreign Instruments. The Fund may invest in debt instruments of foreign issuers, including securities of emerging market countries.  Such investments will include high yield credit-related instruments of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities. The Fund may invest in foreign instruments that are denominated in U.S. dollars or foreign currencies.  The Fund expects to invest no more than 40% of its Managed Assets, as adjusted to reflect exposure gained through short sales, in instruments of foreign issuers and no more than 10% of its Managed Assets, as adjusted to reflect exposure gained through short sales, in non-dollar denominated instruments.

Temporary Defensive Strategies. The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other debt securities deemed by NCRAM to be consistent with a defensive posture. The yield on such investments may be lower than the yield on high yield credit-related instruments. In addition, the Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful and, during their use, the Fund may not be able to achieve its investment objective.

Segregation and Cover Requirements.  As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions.  In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives that could be considered “senior securities” as defined in Section 18(g) of the 1940 Act.  With respect to certain derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation.  These segregation and coverage requirements could result in the Fund’s maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management.  Such segregation and cover requirements will not limit or offset losses on related positions.

Certain portfolio management techniques, such as writing credit default swaps, selling futures contracts, or writing options on portfolio securities, may be considered senior securities under the 1940 Act unless the Fund enters into certain offsetting transactions, owns positions covering its obligations or designates on its books and records a sufficient amount of assets to cover the obligations.  If the Fund utilizes these portfolio management techniques, it intends to segregate liquid assets, enter into offsetting transactions or own positions covering its obligations.  Although under no obligation to do so, NCRAM intends to cover the Fund’s commitments with respect to such a technique should the Fund enter into or engage in one or more of such management techniques.  To the extent the Fund covers its commitments under such portfolio management techniques, such instruments will not be considered senior securities for the purposes of the 1940 Act; however, it would still be considered effective leverage with regard to the Fund’s limit on total leverage of 33⅓% of total assets including the amounts obtained through leverage.  The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder.  For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the

Fund.  These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management.  Such segregation and cover requirements will not limit or offset losses on related positions.

Investment Process

In determining which securities to buy and sell, NCRAM will consider, among other things, the price of the security and the issuer’s financial history, condition, management and prospectus.  NCRAM’s investment philosophy for the Fund is based upon NCRAM’s belief that a total return investment approach driven by credit research is the best way to generate attractive risk-adjusted outperformance relative to the high yield market.

The key strategies of the Fund include:

·	long and short investments in high yield credit-related instruments;

·	special situation investments, including stressed and distressed bonds;

·	short duration credit-related instruments, including short duration bonds and bank debt; and

·	paired trades and capital structure arbitrage.

Across the four key strategies, NCRAM’s long/short investment philosophy is to seek to identify “Strong Horse” issuers across the ratings spectrum – successful companies able to carry the debt load of a high yield issuer.  NCRAM uses a “bottom-up” approach, along with a “top-down” perspective, to identify “Strong Horse” issuers for long positions, and conversely “Weak Horse” issuers for short positions.  NCRAM seeks an attractive total return, while managing risk, through a long and short portfolio of these investments.

NCRAM’s portfolio construction process has two primary components: (i) identifying individual long and short credit investments with the potential to generate risk adjusted outperformance and (ii) managing the overall volatility of the Fund.  Both components are elements of portfolio construction and risk management.

Identifying opportunities with the potential for risk-adjusted outperformance  involves three main steps: 1) Idea Generation, 2) Thorough Research, and 3) Identifying Best Ideas.

1) Idea Generation: NCRAM’s high yield investment professionals discuss market and business trends in an open environment, identifying potential long and short investment opportunities.  Ideas for research can be suggested due to market price changes or due to fundamental developments within a credit, within a sector, or across sectors.  Ideas may be suggested by either analysts or the portfolio managers.

Research in companies that issue high yield bonds conducted by NCRAM may lead to the identification of investment opportunities in related assets.  In addition to high yield bonds, the Fund may invest in a broad range of credit risk opportunities including: 1) investment grade bonds; 2) bank debt; 3) convertible bonds; 4) “stressed” and “distressed” bonds, 5) preferred equity securities, 6) warrants or options typically attached to a high yield issuance or received as part of a restructuring, and 7) credit derivatives, which may be used to implement long and short investments that are similar to high yield bonds.  In addition, the Fund may invest in or short the common equity of researched companies.

2) Thorough Research: When a long or short idea is identified, NCRAM has a team of industry research analysts to research it.  These analysts seek to understand the drivers of a business and its capital structure.  Background research may  include visiting or contacting a company and its management, attending company road shows and having one-on-one meetings, reviewing the company’s securities filings, reviewing industry research and in depth analysis of the company’s financial statements.  NCRAM attempts to assess credit risk through the study of a company’s business risk, financial risk, and covenant risk.

Business Risk.  Of primary importance is assessing a high yield issuer’s ability to generate cash flow from its core business and the corresponding return on investment.  NCRAM looks at conditions in the high yield issuer’s industry because returns on investment differ among industries, as well as the issuer’s position in the industry because leaders in an industry usually generate higher returns.  A high return on investment is important for a high yield issuer because it enables the company to generate free cash flow for debt service.

Financial Risk.  The analysis of financial risk primarily involves examining the amount of leverage in the capital structure of a company and how it affects creditworthiness.  NCRAM typically will look at the amount of leverage applied to a stream of cash flows and the degree of subordination at each level of the capital structure as well as maturities and other aspects of the capital structure.

Covenant Risk.  NCRAM believes that analysis of the debt covenants and other contractual rights contained in the trust indenture should be an integral part of assessing the value of a bond.  NCRAM will review covenant packages to determine the degree of protection afforded the bondholders.

3) Identifying Best Ideas: Once NCRAM has assessed the credit risk of an investment opportunity, the portfolio managers and analysts collaborate to create a portfolio of the opportunities with what they determine to be the best combination of risk and reward.  A top-down perspective about the economy, the health of the capital markets, and fiscal and monetary policy is incorporated.  An investment’s risk is generally compared to both its absolute return potential and its return potential relative to other credit investments.

Potential catalysts for price appreciation are considered, including de-leveraging through free cash flow, cyclical turnaround, internal restructuring, and events such as equity issuance, asset sales, and takeovers.  NCRAM attempts to identify bonds or other related assets with strong upside catalysts, positive reward characteristics and limited downside risk.  NCRAM also continuously seeks short ideas.  In contrast to successful high yield issuers, where a high return on investment often leads to de-leveraging and equity value creation, an unsuccessful high yield issuer is often characterized by a relatively high degree of leverage and low return on investment.  Such poor fundamentals often lead to an issuer’s inability to service its debt and ultimately to financial distress.  NCRAM attempts to identify bonds or other related assets with high credit risk and downside catalysts for price deterioration.  The Fund generally engages in short sales of these positions.

Investments in high yield and related assets will usually be made based on a positive or negative view of a company and its entire capital structure.  In some cases, however, the Fund may engage in various types of arbitrage to capture pricing inefficiencies.  These types of arbitrage may include: 1) “Industry Arbitrage” and 2) “Capital Structure Arbitrage.”  In an Industry Arbitrage strategy, NCRAM looks for companies within the same or similar industries which may be mispriced relative to each other.  In this scenario, the Fund would take a short position in bonds that are relatively overvalued and a long position in bonds that are relatively undervalued.  In a Capital Structure Arbitrage strategy, NCRAM looks for different priority securities of the same company which may be mispriced relative to each other.  The Fund would take a short position in the security that is relatively overvalued and a long position in the security that is relatively undervalued.

The Fund may also take both long and short positions in emerging markets securities.  The Fund may take long positions in the securities of countries that NCRAM believes are implementing sound economic policies.  Conversely, the Fund may take short positions in the securities of countries which, in NCRAM’s view, are experiencing monetary or fiscal problems.

NCRAM undertakes to form a top-down view about the expected risk/reward ratio in the credit markets to managed volatility in the portfolio.  To form this view, the portfolio managers use inputs from the bottom up research in the group, as well as research from and meetings with outside economists and strategists.  The top-down view includes an outlook for the economy, default rates in the high yield market, fiscal and monetary policy, the health of the capital markets, and other factors.  The top-down view about the expected risk/reward ratio in the credit markets leads to a volatility target for the Fund, and this will be a key factor in the long and short exposures of the Fund, as well as positioning within the long and short exposures.  As NCRAM implements a top-down view, it continuously assesses the expected volatility of the portfolio.

Portfolio Construction and Risk Management

The portfolio managers expect to incorporate the best ideas expected to provide attractive risk-adjusted outperformance, as well as the target for fund volatility and returns that can be attributed to the overall high yield market, in constructing a portfolio.  The portfolio managers size positions based on risk and reward, and seek to diversify the portfolio.  The portfolio managers actively manage the overall portfolio’s exposures and risk posture, including the portfolio’s exposures to various industries, rating categories, asset types, maturities, and the overall net long of the portfolio.  Managing these exposures may lead to increasing or reducing certain individual positions, as well as taking long or short positions in broader high yield, U.S. Treasury, or equity market instruments.

The portfolio structure of the Fund allows NCRAM to seek to augment returns while reducing volatility.  To augment returns, NCRAM will typically a) use moderate leverage on the long side and b) seek a positive absolute return on the short side over time.  To reduce volatility, the short positions will reduce the net long as the net long is actively managed.  During periods of market volatility or high credit stress more gains from the Fund’s short positions are generally expected.  The net long is expected to be in a range of 50-105% under normal circumstances.

Risk management is integral to the portfolio construction process.  Risk management operates at both the position level and the portfolio level.  At the position level, NCRAM monitors the fundamental developments of each position in the Fund’s portfolio on a daily basis, as well as the price movements for such position and the other parts of its capital structure.  When the risk and reward for a position changes unfavorably, NCRAM will cut such positions as it considers appropriate.  At the portfolio level, the beta posture—a measure of volatility risk relative to the market— is actively managed, and can be reduced to exercise risk management.  Furthermore, the short positions are expected to be actively optimized.  Frequently there are more short opportunities in periods of market volatility or credit stress.

Various information is provided to the portfolio managers to assist in risk management of the Fund.  NCRAM’s analysts monitor fundamentals and market prices on a daily basis.  The operations and compliance groups produce exposure reports and guideline monitoring.  The risk analysis group produces beta analysis, risk analysis, and exposure analysis.

The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions.  The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other debt securities deemed by NCRAM to be consistent with a defensive posture.  The yield on such investments may be lower than the yield on high yield credit-related instruments.  In addition the Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions.  It is impossible to predict when, or for how long, the Fund will use these alternative strategies.  There can be no assurance that such strategies will be successful and during their use the Fund may not be able to achieve its investment objective.

Portfolio Composition

Under normal circumstances, the Fund’s portfolio is expected to be composed principally of the following investments.

High Yield Instruments or “Junk” Bonds.  Under normal market conditions and after the initial investment period following this offering, the Fund will invest at least 80% of its Managed Assets, as adjusted to reflect exposure gained through short sales, in a portfolio of high yield credit-related instruments that are rated below investment grade.  High yield credit-related instruments that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations.  While offering a greater potential opportunity for capital appreciation and higher yields, high yield instruments typically entail greater potential price volatility and may be less liquid than higher-rated instruments.  High yield instruments may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments.  They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated instruments.  Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more NRSROs.

The market values of high yield instruments tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which tend to react mainly to fluctuations in the general level of interest rates.  In addition, lower quality credit-related instruments tend to be more sensitive to general economic conditions.

Credit-Related Instruments.  The Fund may invest in a wide variety of credit-related instruments of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities (during the initial investment period or for temporary defensive measures) and other issuers.  The Fund considers credit-related instruments to include bonds, mortgage-related securities and asset-backed securities, listed and unlisted corporate debt obligations, convertible securities, sovereign and supranational debt obligations, collateralized debt, bond and loan obligations (including bridge loans and loan participations and assignments), preferred securities and trust preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, debentures, notes, commercial paper, emerging market debt and other similar types of debt instruments, as well as money market instruments, payment-in-kind securities and derivatives related to or referencing these types of instruments.

Credit-related instruments generally are used by corporations as well as governments and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights).  The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

Variable and floating rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter).  In addition to floating rate loans, variable and floating rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and money market instruments.  Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline.  For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate instrument, although the value of a variable or floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

The Fund also may engage in credit spread trades.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

Foreign Instruments.  The Fund may invest in foreign instruments.  Foreign instruments may include:  (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations and other debt securities of foreign corporate issuers; (d) debt obligations issued by foreign corporate issuers that generate significant profits from emerging market countries; and (e) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indexes.  The Fund expects to invest no more than 40% of its Managed Assets, as adjusted to reflect exposure gained through short sales, in instruments of foreign issuers and no more than 10% of its Managed Assets, as adjusted to reflect exposure gained through short sales, in non-dollar denominated instruments.

The Fund generally considers emerging market countries to be countries that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy as well as any other country that NCRAM believes has an emerging economy or market.  Emerging market countries are expected to include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Peru, Philippines, Poland, Romania, Russia, Singapore, Slovakia, South Africa, South Korea, Taiwan, Thailand, and Turkey.  These issuers may be subject to risks that do not apply to issuers in larger, more developed countries.  These risks are more pronounced to the extent the Fund invests significantly in one country.  Less information about foreign issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.  Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets.  In a changing market, NCRAM may not be able to sell the Fund’s portfolio securities in amounts and at prices it considers reasonable.  The economies of foreign countries may grow at a slower rate than expected or may experience a downturn or recession.  Economic, political and social developments may adversely affect non-U.S. securities markets.

Certain of the Fund’s investments in foreign instruments may be denominated in currencies other than the U.S. dollar.  To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates.  Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.  The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.  In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.  See “Risk Factors—Foreign Currency Risk.”

Derivatives and Other Trading Practices Which May Create Leverage.  The Fund intends to use instruments referred to as derivative instruments.  Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk.  The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk.  The Fund may also gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default, index and interest rate swaps; options; forward contracts; futures contracts and options on futures contracts that provide long or short exposure to other credit obligations; credit-linked notes that provide long or short exposure to other credit obligations; repurchase agreements; dollar rolls; and other similar transactions.  The Fund may engage in short sales for hedging purposes or to enhance total return.  The Fund also may make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under guidelines approved by the Board).  The Fund does not limit the amount of assets that may be exposed to any one counterparty.  NCRAM maintains additional counterparty creditworthiness standards based upon a credit analysis process.  Criteria include the financial and operational stability of the broker/dealer, as well as execution, clearance, settlement capabilities, commission rates (if applicable) and other costs.

Foreign Currency Transactions.  Based on market conditions, the Fund expects to enter into foreign currency forward contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging market country or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates.  The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign instruments.  The Fund is not required to hedge its currency exposure, if any, and may choose not to do so.  The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities.

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract.  Presently, these contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, but may be required to be traded on an exchange and cleared through a central counterparty.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.  At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency.  If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.  If the Fund engages in an offsetting transaction, the Fund will realize a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

[At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.]

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency that is being used for the security transaction.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will, however, do so with respect to a portion of the Fund’s assets from time to time, and investors should be aware of the costs of currency conversion.  A dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code, requirements relating to qualification as a regulated investment company.

Swap Agreements.  Based on market conditions, the Fund expects to enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return.  Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).  The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  The Fund’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.  The Fund’s obligations under a swap agreement not cleared through a central authority will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked-to-market daily, to avoid potential leveraging.  Further, with respect to swaps cleared through a central counterparty, the Fund will be subject to daily “variation” and “initial” margin requirements set by the central clearing counterparty and the Fund’s clearing broker.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities.  Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates.  The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a “basket” of securities representing an index).  The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and five years, provided that there is no credit event.

The Fund may use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis and will not be considered senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

Futures Contracts.  Based on market conditions, the Fund expects to enter into contracts for the purchase or sale for future delivery of securities or foreign currencies.  A futures contract purchaser incurs an obligation to take delivery of a specified amount of the security, currency or other asset underlying the contract at a specified time in the future for a specified price.  A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying security, currency or other asset at a specified time in return for an agreed upon price.  The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, currency or other asset and protect against a rise in prices pending purchase.  The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or other asset and protect against declines pending sale.

Although most futures contracts call for actual delivery or acceptance of the underlying security, currency or other asset, the contracts usually are closed out before the settlement date without the making or taking of delivery.  Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price.  A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date.  If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain.  If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss.  Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date.  If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.  There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges.  Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, to gain exposure to a market, for duration management or for risk management purposes.  Futures contracts are generally bought and sold on the exchanges where they are listed with payment of initial and variation margin as described below.  The purchase of a financial futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount).  The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to assume the opposite position.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates.  The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund.  If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position.  Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

Because the initial margin required to maintain a futures contract is a fraction of the face value of the contract, the value of the contract can be much higher or lower than the value of the Fund’s assets used to take the position.  The Fund may therefore use futures as a form of leverage and may be exposed to the associated risks.  See “Risk Factors—Leverage Risk.”

There currently are limited futures markets for certain currencies of emerging market countries, securities and indexes, and the nature of the strategies adopted by NCRAM and the extent to which those strategies are used will depend on the development of those markets.  To the extent the Fund engages in transactions in options and futures, the Fund will normally transact in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges.  Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be designated on the Fund’s records or deposited in a segregated account with the Fund’s custodian so that the amount so designated or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

Unrated Credit-Related Instruments.  The Fund may purchase unrated credit-related instruments (which are not rated by an NRSRO) if NCRAM determines that the instruments are of comparable quality to rated instruments that the Fund may purchase.  Unrated credit-related instruments may be less liquid than comparable rated instruments and involve the risk that NCRAM may not accurately evaluate the security’s comparative credit rating.  Analysis of the creditworthiness of issuers of high yield instruments may be more complex than for issuers of higher-quality debt obligations.  The Fund’s success in achieving its investment objective may depend more heavily on NCRAM’s credit analysis to the extent that the Fund invests in unrated credit-related instruments.

Investment Grade Investments.  Subject to the 80% Policy, the Fund may invest, under normal market conditions and after the initial investment period following this offering, in credit-related instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, determined by NCRAM to be of comparable quality).

Loan Participations and Assignments.  The Fund may invest in fixed, variable and floating rate loans (including bridge loans) arranged through private negotiations between an issuer and one or more financial institutions.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  The Fund’s investment in participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower.  The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The purchaser of an assignment acquires direct rights against the borrower on the loan.  Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations so acquired may differ from, and be more limited than, those held by the assigning lender.  The assignability of certain loans, especially with respect to sovereign debt obligations, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in such a loan is through a participation and not through an assignment.

Equity and Equity-Related Instruments.  The Fund may invest in equity instruments, including common stock, depositary receipts, rights, warrants and other instruments whose price is linked to the value of common stock, incidental to the purchase or ownership of credit-related instruments or in connection with a reorganization of a borrower. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

Portfolio Turnover.  The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover.  A high turnover rate (100% or more) generally results in greater expenses to the Fund and may result in realization of net short-term capital gains.

Step-Ups and Payment-In-Kind Securities.  “Step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security.  Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash.  Each of these instruments may be issued and traded at a deep discount from face value.  Step-up bonds and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.  Pursuant to the Code, the Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash.  Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Money Market Instruments.  Money market instruments are short-term debt securities.  Money market instruments in which the Fund may invest include short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or high-quality obligations of domestic and foreign banks and corporations and repurchase agreements relating to these obligations.  Certain money market instruments may be denominated in foreign currencies.

Commercial Paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.  The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Illiquid Securities.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e., within seven days) at approximately the prices at which they are valued.  Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by NCRAM.  Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.  Under the supervision of the Board and NAM USA, NCRAM determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, NCRAM may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

New Securities and Other Investment Techniques.  New types of securities and other investment and hedging practices are developed from time to time.  NCRAM expects, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if NCRAM believes that these investments and investment techniques may assist the Fund in achieving its investment objective.  In addition, NCRAM may use investment techniques and instruments that are not specifically described herein.  If NCRAM uses a new security or investment technique to a significant extent, the Fund will disclose the expected use of the new security or other investment technique in its semi-annual or annual reports to stockholders.

U.S. Government Securities.  U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.  The U.S. government does not guarantee the NAV of the Fund’s shares.  Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Yankee Dollar Obligations, Eurobonds, Global Bonds.  Certain debt securities purchased by the Fund may take the form of Yankee dollar obligations, Eurobonds or global bonds.  Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks.  A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued.  Global bonds are bonds that can be offered within multiple markets simultaneously.  Unlike Eurobonds, global bonds can be issued in the local currency of the country of issuance.

Repurchase Agreements.  The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash that would otherwise be uninvested.  A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period.  This creates a fixed return for the Fund, and is, in effect, a loan by the Fund.  Repurchase agreements involve risks in the event of default by the other party.  The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by NCRAM.  Repurchase agreements maturing in more than seven days may be considered illiquid.

Repurchase agreements are fully collateralized by the underlying securities.  The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price plus any accrued interest on the collateral.  The underlying securities (normally securities of the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Bank Obligations. The Fund may invest in certain bank obligations, including certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Preferred Securities.  Preferred securities, like common stock or other equity securities, represents an equity ownership in an issuer.  Generally, preferred securities have a priority of claim over common stock or other equity securities in dividend payments and upon liquidation of the issuer.  Unlike common stock or other equity securities, preferred securities do not usually have voting rights.

Although they are equity securities, preferred securities have characteristics of both debt and common stock or other equity securities.  Like debt, their promised income is contractually fixed.  Like common stock or other equity securities, they do not have rights to participate in bankruptcy proceedings or collection activities in the event of missed payments.  Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.  Preferred securities are also subject to deferral risk, which refers to provisions typically contained in preferred securities that allow an issuer, under certain conditions, to skip (in the case of non-cumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments.

Distributions on preferred securities are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable.  Income payments on preferred securities may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue.  There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable.  The Fund is permitted to invest in non-cumulative preferred stock, although NCRAM will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Fund.

Lending of Portfolio Securities.  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33⅓% of the value of the Fund’s total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities.  The market value of the securities loaned is determined at the close of each business day.  Any additional required collateral is allocated to the Fund on the next business day.  During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower.  The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning a return either directly from the borrower or on the invested collateral.  The investment of cash collateral in other than short-term obligations provides leverage similar to borrowings that will serve to magnify the potential for gain and the risk of loss in securities lending transactions.  When cash collateral received in a securities lending transaction is invested in securities other than short-term obligations, such securities lending transactions will be considered effective leverage for purposes of the Fund’s leverage limit.  See “Leverage” and “Risk Factors—Leverage Risk.”

A loan may be terminated by the borrower on one business day’s notice or by the Fund at any time.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially.  However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board.  On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.  Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan.  The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Structured Notes and Related Instruments.  The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds.  Structured instruments may be issued by corporations, including banks, as well as by governmental agencies.  Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances.  The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding.  As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s).  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

LEVERAGE

The Fund may seek to enhance the level of its current distributions to its common stockholders through the use of leverage.  Under the 1940 Act, the Fund may use leverage through borrowings in an aggregate amount of up to 33⅓% of the Fund’s total assets immediately after such borrowings.  After the Fund has fully invested the net proceeds of this offering, the Fund currently intends to borrow money from certain financial institutions in an initial aggregate amount of approximately [30]% (as determined immediately after borrowing) of the value of its Managed Assets.

Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of the Fund’s total assets including such leverage obtained through the use of borrowings, immediately after such issuance.  In addition, the Fund may enter into certain investment management techniques (collectively, “effective leverage”), such as writing credit default swaps, futures or engaging in short sales, that may provide leverage.  Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for purposes of the Fund’s leverage limit set forth below.  The Fund’s total leverage limit, either through borrowings, preferred stock issuance or effective leverage may not exceed 33⅓% of the Fund’s total assets, including the amounts obtained through leverage.  The Fund does not currently anticipate issuing any preferred stock and/or debt securities.

The Fund intends to negotiate with several large commercial banks and other financial institutions to arrange a credit facility (the “Credit Facility”), as described below, pursuant to which the Fund would be entitled to borrow an amount up to approximately 33⅓% of Fund’s total assets, including the amounts obtained through leverage.  The Fund currently intends to borrow money from the Credit Facility in an initial aggregate amount of approximately [30]% (as determined immediately after borrowing) of the value of its Managed Assets.  Any such borrowings would constitute leverage.

There can be no assurance, however, that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent.  The Fund generally will utilize leverage only if it anticipates that the Fund’s leveraged capital structure would result in a higher return to the common stockholders than that obtainable if the Common Stock was unleveraged for any significant amount of time.  The Fund also may borrow in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities.  The Fund at times may borrow from affiliates of NAM USA, as permitted by applicable law.  When the Fund is utilizing leverage, the fees paid to NAM USA and NCRAM for investment management and investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any.

The Fund’s use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock.  Such difference in return may result from the short term nature of the Fund’s borrowing compared to the longer term nature of its investments.  If the Managed Assets of the Fund are invested in higher yielding portfolio investments, the common stockholders will be the beneficiaries of the incremental return.  Should the differential between the underlying assets and cost of leverage narrow, any incremental return will be reduced or eliminated.  Furthermore, if long term interest rates rise, the NAV of the Fund’s Common Stock is expected to decline in value.

Leverage creates risks for the common stockholders, including the likelihood of greater volatility of net income, distributions and/or NAV in relation to market changes, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the common stockholders and increased operating costs, which may reduce the Fund’s total return.  To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced.  In the latter case, NAM USA and/or NCRAM in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return.  Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased.  The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.  The issuance of additional series of preferred stock involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on shares of Common Stock or to engage in other activities.  Borrowings and the issuance of a class of preferred stock create an opportunity for greater return per share of Common Stock, but at the same time such borrowing is a speculative technique in that it will increase the Fund’s exposure to capital risk.  Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on the Common Stock in certain instances.  The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing.  NAM USA and NCRAM do not anticipate that these covenants or restrictions will adversely affect their ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies.  However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that NCRAM otherwise views as favorable.  The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more NRSROs that may issue ratings for any short term debt instruments or preferred stock issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  It is not anticipated that these covenants or guidelines will impede NAM USA or NCRAM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may engage in leverage through the issuance of notes or other debt securities or shares of preferred stock.  Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage of at least 200%.  In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred stock.  The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them.  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock or purchase its Common Stock unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable.  Under the 1940 Act, holders of the preferred stock would be entitled to elect two Directors of the Fund at all times and to elect a majority of the Directors if at any time dividends on the preferred stock are unpaid in an amount equal to two full years’ dividends.  Holders of the preferred stock would continue to have the right to elect a majority of the Directors until all dividends in arrears have been paid.  In addition, holders of the preferred stock would also be entitled to vote separately as a class on certain matters, which may at times give holders of preferred stock disproportionate influence over the Fund’s affairs.

Under the 1940 Act, the Fund generally is not permitted to incur indebtedness, including through borrowings and the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%.  In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund.  In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable.  The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend.  In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%.  Further, the 1940 Act requires (in certain circumstances) that holders of the Fund’s senior securities representing indebtedness be provided with certain voting rights or that an event of default be deemed to have occurred in the event certain asset coverage requirements specified in Section 18(a) of the 1940 Act are not met.

The Fund’s willingness to borrow money and issue preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.  Successful use of a leveraging strategy depends on NAM USA’s and NCRAM’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

As discussed under “Management and Advisory Arrangements,” during periods when the Fund has outstanding borrowings for leverage or preferred stock outstanding, the fees paid to NAM USA and NCRAM for investment management and investment advisory services, respectively, will be higher than if the Fund did not issue preferred stock or borrow because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any.  Consequently, the Fund and NAM USA or NCRAM may have differing interests in determining whether to leverage the Fund’s assets.  The Board will monitor this potential conflict.

Assuming the utilization of leverage by borrowings in the amount of approximately [30]% of the Fund’s Managed Assets, and an annual interest rate of [__]% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such interest payments would be [__]%.  The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

Credit Facility

The Fund expects to leverage through borrowings.  The Fund expects to enter into definitive agreements with respect to a Credit Facility within [45] days from the Fund’s commencement of operations.  The Fund intends to negotiate with several commercial banks and other financial institutions to arrange a Credit Facility pursuant to which the Fund would expect to be entitled to borrow in amounts up to approximately 33⅓% (as determined immediately after borrowing) of the Fund’s total assets (including the amount borrowed), from time to time in accordance with the terms of the Credit Facility.  The Fund currently intends to utilize borrowings in an initial amount up to [30]% (as determined immediately after borrowing) of its Managed Assets (including the amount borrowed). Any such borrowings, as well as the issuance of debt securities or other forms of indebtedness, would constitute financial leverage and would be subject to the 300% asset coverage requirements imposed by the 1940 Act described above with respect to the amount of the borrowings and may limit the Fund’s ability to declare dividends and distributions or repurchase its capital stock.  Such a facility is not expected to be convertible into any other securities of the Fund.  Outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions.  Outstanding amounts would be payable at maturity or such earlier times as required by the agreement.  The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default.  The Fund expects that the lenders under the facility would require the Fund to provide customary indemnifications for liabilities the lenders may incur in connection with the facility.  The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility.  Based on the Fund’s understanding of other similar financings, such indemnifications could include for taxes paid on behalf of the Fund or for costs and expenses incurred by the lender for any litigation related to the Fund’s obligations under the facility or its use of the proceeds of any loans made by the lender.  Under current market conditions, the Fund is expected to pay commitment fees, facility fees on the unused portion of the Credit Facility closing costs and related fees and expenses under the terms of any such facility.

In addition, the Fund expects that such a Credit Facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act.  The Fund does not expect to have any assets on deposit with the lender.  The Fund may be required to segregate its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.  The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions.  The Fund expects to enter into an agreement with the lender, whereby the lender may exercise control over the pledged collateral (including substitution rights) under certain events of default, which may require that the Fund repay immediately, in part or in full, the loan balance outstanding under the facility necessitating the sale of portfolio securities at potentially inopportune times.  The Credit Facility also may permit, subject to certain conditions, the lender to rehypothecate portfolio securities pledged by the Fund up to either the amount of the loan balance outstanding or an amount agreed to between the Fund and the lender.  If the facility includes rehypothecation of the Fund’s portfolio securities, the Fund would continue to receive dividends and interest on rehypothecated securities, the Fund would also have the right to recall the rehypothecated securities from the lender on demand and the Fund would receive a portion of the fees earned by the lender in connection with the rehypothecation of portfolio securities.  There can be no assurance that the Fund will enter into an agreement for a Credit Facility on terms and conditions representative of the foregoing, or that additional material terms will not apply.  In addition, if entered into, any such Credit Facility may in the future be replaced or refinanced by one or more Credit Facilities having substantially different terms or by the issuance of preferred stock or debt securities.

Effects of Leverage

The following table, furnished in response to requirements of the SEC, is designed to illustrate the effect on the return to a holder of the Fund’s Common Stock of the leverage obtained by borrowings in the amount of approximately [30]% of the Fund’s Managed Assets, assuming hypothetical annual returns of the Fund’s portfolio of -10%, -5%, 0%, 5% and 10%.  As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage.  The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

The table further reflects the use of leverage in an amount equal to [30]% of Managed Assets, net of expenses, the Fund’s currently projected annual interest payments on borrowed funds of [__]%.  The Common Stock must experience an annual return of [__]% in order to cover the rate of annual interest payments on borrowed funds or other forms of indebtedness, if any.

Assumed Portfolio Total Return (net of expenses)%		%	%	%	%
Corresponding Return to Common Stockholder	%	%	%	%	%

Until the Fund borrows or issues shares of preferred stock, the Fund’s Common Stock will not be leveraged (excluding any effective leverage), and the risks and special considerations related to leverage described in this Prospectus will not apply.  Such leveraging of the Common Stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer term securities in accordance with the Fund’s investment objective and policies.

Common Stock total return is comprised of two elements—the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying any interest on borrowings) and gains or losses on the value of the securities and instruments the Fund owns.  As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.  For example, to assume a total return of 0% the Fund must assume that the net investment income it earns on its investments is entirely offset by losses in the value of those investments.

RISK FACTORS

An investment in the Fund’s Common Stock may be speculative in that it involves a high degree of risk and should not constitute an investor’s complete investment program.  Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this Prospectus.  At any point in time, an investment in the Fund’s Common Stock may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of stockholders to reinvest dividends.  If any of the risks discussed in this Prospectus occurs, the Fund’s business, financial condition and results of operations could be materially and adversely affected.  If this were to happen, the price of the Common Stock could decline significantly and you could lose all or a part of your investment.  This section does not describe all risks associated with an investment in the Fund.  Additional risks and uncertainties may also adversely affect and impair the Fund.

General. Investors in the Fund should understand that all investments involve risk and that there can be no guarantee against loss resulting from an investment in the Fund.  There also can be no assurance that the Fund’s investment objective will be achieved.  As with any investment, the value of an investment in the Fund may decrease as well as increase, due to a variety of factors that may affect the values of the Fund’s portfolio of assets, including general economic conditions, market factors and currency exchange rates.  Additionally, investment decisions made by NCRAM may not always be profitable or prove to have been correct.

During the recent financial market crisis, a number of strategies incurred significant losses.  These losses were in some cases a result of liquidity issues in the market.  For example, credit investments with a long bias generally incurred losses as investments from traditional credit investors decreased substantially.  In other cases, losses resulted from technical selling pressure related to corporate credit instruments and mortgage-backed securities, excessive volatility in the equity markets and unprecedented government intervention in the financial markets.  A number of well-known investment funds have incurred substantial and uncharacteristic losses in recent years.

An investment in the Fund is speculative and involves substantial risk due to, among other factors, the nature of the Fund’s investment strategy and the ongoing market environment.  Investors should not invest in the Fund unless they are fully able to bear the financial risks of such investment and are fully able to sustain the possible loss of the investor’s entire investment.  Investors should consider an investment in the Fund as a long-term investment that is appropriate only for a limited portion of an investor’s overall portfolio.

No History of Operations.  The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business.  As a result, prospective investors have no track record or history on which to base their investment decision.

Market Price Discount from NAV Risk.  Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their NAVs.  This is commonly referred to as “trading at a discount.”  This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund’s initial public offering.  As a result, the Fund is designed primarily for long-term investors.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Stock, whether an investor will realize gains or losses upon the sale of the Common Stock will depend entirely upon whether the market price of the Common Stock at the time of sale is above or below the purchase price paid by the investor for the Common Stock.  Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, below or above NAV or at, below or above the Fund’s initial public offering price.  The NAV of the Fund, however, is expected to be reduced immediately following the Fund’s initial public offering as a result of the payment of offering costs and related expenses by the Fund.  In addition, the NAV of the Fund does not include the sales load paid by stockholders who purchase shares of Common Stock in the Fund’s initial public offering.  As with any security, a loss of part or all of your investment is possible.

In order to reduce any discount, the Board might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs.  The Fund cannot guarantee or assure that the Board will decide to engage in any of these actions, nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share of Common Stock.

Investment and Market Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in Common Stock represents an indirect investment in the securities and other financial assets owned by the Fund.  The profitability of a significant portion of the Fund’s investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments.  There can be no assurance that NCRAM will be able to predict accurately these price movements.  Although NCRAM may attempt to mitigate market risk through the use of long and short positions or other methods, there is always some, and occasionally a significant, degree of market risk.  The shares of Common Stock that a stockholder purchases at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions.  Unexpected volatility or illiquidity in the markets in which the Fund holds positions could impair the Fund’s ability to carry out its business or cause it to incur losses.  In particular, in the event of adverse market conditions or returns, the Fund may choose to liquidate positions and revert to cash holdings which may have a further adverse impact on the Fund’s returns.  The Fund anticipates using leverage, which will magnify this risk. See “—Leverage Risk.”

Below Investment Grade (High Yield or Junk Bond) Instruments Risk.  The Fund generally invests in high yield credit-related instruments which are rated in the lower rating categories by the various credit rating agencies (or in comparable non-rated securities).  Instruments in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated instruments and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  They are also generally considered to be subject to greater risk than instruments with higher ratings in the case of deterioration of general economic conditions.  A recessionary environment is likely to be significantly more challenging for “high yield” issuers than for “investment grade issuers.”  Recessionary pressures are likely to reduce cash flow and make it more difficult for a highly leveraged issuer to meet its obligations under indentures and other credit agreements.  Because investors generally perceive that there are greater risks associated with the lower-rated instruments, the yields and prices of such instruments may tend to fluctuate more than those for higher-rated instruments.  The market for lower-rated instruments is thinner and less active than that for higher-rated instruments, which can adversely affect the prices at which these instruments can be sold.  In addition, adverse publicity and investor perceptions about lower-rated instruments, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated instruments.

Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments may not be clear.

Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments.  However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.  In particular, lower rated high yield instruments entail a higher risk of default.  Such instruments present substantial credit risk and default is a real possibility.

High Risk Investments Risk.  The Fund may invest in debt and equity securities, accounts and notes payable, loans, private claims and other financial instruments and obligations of troubled companies which may result in significant returns to the Fund, but which involve a substantial degree of risk.  The Fund may lose its entire investment in a troubled company, may be required to accept cash or securities with a value less than the Fund’s investment and may be prohibited from exercising certain rights with respect to such investment.  Troubled company investments may not show any returns for a considerable period of time.  Investing in a company that is funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity.  Troubled company investments may be adversely affected by state and federal laws relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the U.S. Bankruptcy Court’s discretionary power to disallow, subordinate or disenfranchise particular claims.  Investments in securities and private claims of troubled companies made in connection with an attempt to influence a restructuring proposal or plan of reorganization in a bankruptcy case may also involve substantial litigation.

The Fund may have significant investments in companies involved in (or the target of) acquisition attempts or tender offers or in companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions.  In any investment opportunity involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the security, or other financial instrument in respect of which such distribution is received.  Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss.  Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Corporate Debt Risk. The market values of corporate debt securities are sensitive to individual corporate developments and changes in economic conditions.  Such investments are subject to the risk of an issuer’s inability to meet principal and interest payment obligations.  Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject the Fund to substantial losses.

Distressed Securities Risk.  The Fund may invest in “distressed” securities, claims and obligations of entities which are experiencing significant financial or business difficulties.  Investments may include loans, commercial paper, loan participations, trade claims held by trade or other creditors, stocks, partnership interests and similar financial instruments, executory contracts and options or participations therein not publicly traded.

The Fund may lose a substantial portion or all of its investment in a distressed environment or may be required to accept cash or securities with a value less than the Fund’s investment.  Issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund is invested in distressed securities, its ability to achieve current income for its Common Shareholders may be diminished.

The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Additionally, it frequently may be difficult to obtain information as to the true condition of such issuers.  Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the bankruptcy court’s discretionary power to disallow, subordinate or disenfranchise particular claims.  The market prices of such instruments are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such instruments may be greater than normally expected.  In trading distressed securities, litigation is sometimes required.  Such litigation can be time-consuming and expensive, and can frequently lead to unpredicted delays or losses.  The market for distressed securities and instruments is generally thinner and less active than other markets, which can adversely affect the prices at which distressed securities can be sold.  Such instruments may be illiquid and the prices at which such instruments may be sold may represent a substantial discount to what NCRAM believes to be the ultimate value of such instruments.

Corporate Loans Risk.  The Fund may invest in corporate loans acquired directly, via trading on the secondary markets or through assignments or participations.  These obligations are subject to risks, including, but not limited to (i) lender-liability claims by the issuer of the obligations and (ii) limitations on the ability of the Fund to directly enforce its rights.  The ability of the Fund to acquire or sell positions may be restricted, delayed or not permitted to the extent that any conditions to transfer are required to be satisfied.  The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. There are no restrictions on the credit quality of the loans in which the Fund may invest.  The Fund may invest in corporate loans made to companies that are experiencing business or financial difficulties.  The terms of such loans may result in significant financial gains to the Fund, they also involve a substantial degree of risk.

Loans are largely traded by commercial banks, investment funds, mutual funds and investment banks.  However, there can be no assurance of adequate liquidity of the loan market in the future.  Due to the provision to loan holders of confidential information regarding the borrower, the customized nature of loan agreements, and the private syndication of certain loans, loans are not as easily traded as a publicly traded security.

In addition, in the event of the insolvency of the selling institution, under the laws of the United States and the states thereof the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the secured loan.  Consequently, the Fund may be subject to the credit risk of the selling institution as well as of the borrower.  Certain of the secured loans or loan participations may be governed by the law of a jurisdiction other than a United States jurisdiction which may present additional risks as regards the characterization under such laws of such participation in the event of the insolvency of the selling institution or the borrower.  See “—Loan Participations and Assignments Risk”.

Mortgage-Related and Asset-Backed Securities Risk.  In addition to risks associated with changes in interest rates, mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” and “prepayment risk”. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.  Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. See “—Interest Rate Risk”, “—Extension Risk” and “—Prepayment Risk”

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used.  For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws.  In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer.  In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Liquidity Risk.  The Fund may invest in and/or hold illiquid instruments.  Illiquid instruments are instruments that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV.  The Fund may not be able to readily dispose of such instruments at prices that approximate those at which the Fund could sell the instruments if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such instruments at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  Limited liquidity can also affect the market price of instruments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Illiquid instruments also may entail registration expenses and other transaction costs that are higher than those for liquid instruments. See “Net Asset Value” for information with respect to the valuation of illiquid securities.

Floating Rate and Fixed-to-Floating Rate Securities Risk.  The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets.  The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset.  This risk may also be present with respect to fixed-to-

floating rate securities in which the Fund may invest.  A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities will decline due to lower coupon payments on floating rate securities.

Repurchase Agreements Risk.  Subject to its investment objective and policies, the Fund may invest in repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed upon price at a stated time.  This creates a fixed return for the Fund, and is, in effect, a loan by the Fund.  The Fund will use repurchase agreements primarily for cash management purposes.  While repurchase agreements involve certain risks not associated with direct investments in credit-related instruments, the Fund follows procedures that are designed to minimize such risks.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by NCRAM.  In addition, as described below, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.  In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.  However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation.  In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, a possible lack of access to income on the underlying security during this period and expenses of enforcing its rights.

Preferred Securities Risk.  The Fund may invest in preferred securities.  In addition to many of the risks associated with both debt securities and common stock or other equity securities, preferred securities are also subject to deferral risk.  Deferral risk refers to provisions typically contained in preferred securities that allow an issuer, at its discretion, to defer distributions for an extended period.  Preferred securities may also contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments.  If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer.  In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue.  Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.  Preferred securities may be substantially less liquid than many other securities.

Equity and Equity-Related Instruments Risk.  The Fund may invest in equity instruments, including common stock, depositary receipts, rights, warrants and other instruments whose price is linked to the value of common stock, incidental to the purchase or ownership of credit-related instruments or in connection with a reorganization of a borrower. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.  Investments in equity securities incidental to investment in credit-related instruments entail certain risks in addition to those associated with investments in those debt securities.  Common stock represents an equity ownership interest in a company.  Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities.  The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions.  These risks may increase fluctuations in the Fund’s NAV.  The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value.  Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund’s investment objective.  Equity securities held by the Fund may be illiquid.

Foreign Instruments and Emerging Markets Risk.  Investing in securities of non-U.S. governments and companies involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of United States issuers.  These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Investing in emerging market debt or equity involves certain risks and special considerations not typically associated with investing in other more established economies or securities markets.  Such risks may include, but are not limited to,  (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) social, economic and political uncertainty including war; (iii) dependence on exports and the corresponding importance of international trade; (iv) price fluctuations, less liquidity and smaller capitalization of securities markets; (v) currency exchange rate fluctuations; (vi) rates of inflation (including hyperinflation); (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) governmental involvement in and control over the economies; (ix) governmental decisions to discontinue support of economic reform programs generally and to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the securities markets; (xii) longer settlement periods for securities transactions in emerging markets; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and (xiv) certain considerations regarding the maintenance of Fund portfolio securities and cash with non-U.S. subcustodians and securities depositories. An investment in emerging market instruments should be considered speculative.

Sovereign Debt Risk.  Sovereign debt securities are debt securities issued by U.S. and foreign governments.  Sovereign debt securities are subject to the risk that a government may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the government’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a government defaults, it may ask for more time in which to pay investors or may ask investors to accept less than par in repayment or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a government has not repaid may be collected.  Countries in which the Fund may invest have historically experienced and may continue to experience high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties, extreme poverty and unemployment.

Since 2010, the risks of investing in foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries.  These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, although it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

Foreign Currency Risk.  The Fund’s investments that are denominated in a non-U.S. currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies.  Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date.  If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.  See “Distributions” and “Dividend Reinvestment Plan.”  The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments.  In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging market countries in which the Fund invests.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Governments that issue obligations may engage in certain techniques to control the value of their local currencies.  Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated.  Emerging market countries may also issue a new currency to replace an existing currency or may devalue their currencies.  The liquidity and market values of the Fund’s investments in emerging markets securities may be impacted by the actions of the governments of the emerging market countries in which the Fund invests.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions.  Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent NCRAM’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used.  It should be noted that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  Rather, it simply establishes a rate of exchange that can be achieved at some future point in time.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.  See “—Derivatives Risk.”

In addition, realizations and drawdowns in the Fund’s currency exposure may add to volatility to the Fund’s distributable income.  If the Fund’s currency exposure results in a negative return to the Fund, it may result in the Fund making distributions, some or all of which may consist of a return of capital.

Issuer Risk.  The value of securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Interest Rate Risk.  The market price of the Fund’s investments will change in response to changes in interest rates and other factors.  During periods of declining interest rates, the market price of debt securities generally rises.  Conversely, during periods of rising interest rates, the market price of such securities generally declines.  The magnitude of these fluctuations in the market price of debt securities is generally greater for securities with longer maturities.  Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s NAV.  The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Duration Risk.  Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields).  Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations.  Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures.  Various techniques may be used to shorten or lengthen the Fund’s duration.  The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Prepayment Risk.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to stockholders.  This is known as prepayment or “call” risk.

Extension Risk.  During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected.  Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio’s current earnings rate.  A decline in income could affect the Fund’s overall return.

Default Risk.  There is a risk that the issuer of a security in which the Fund invests may default by failing to pay principal and interest in a timely manner.  In general, the default risk of emerging market bonds in which the Fund invests is higher due to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on the issuer’s ability to make payments of principal and/or interest.  If the issuer of a security is in default, the Fund may lose its entire investment. See “—Foreign Instruments and Emerging Markets Risks”.

Inflation/Deflation Risk.  Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Fund’s Common Stock and distributions can decline.  In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders.  Deflation risk is the risk that prices throughout the economy decline over time.  Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Spread Risk.  Wider credit spreads and decreasing market values typically represent a deterioration of the debt instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer.  Debt instruments generally compensate for greater credit risk by paying interest at a higher rate.  The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk.  As the spread on a security widens (or increases), the price (or value) of the security generally falls.  Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Risk of NAV Erosion.  The Fund may buy debt securities at a premium to their face value.  A security may trade at a premium because its coupon (interest rate) is above the market rate for similar securities.  The Fund expects to pay out such a security’s entire coupon in the Fund’s dividends, and over time the NAV of the Fund will decline because the premium value of the security will decline as it approaches maturity (at maturity the market price of a security equals its face value).  Thus, the Fund will enjoy a higher payout than with a market rate bond over the life of the security, but that higher payout will be offset by a decline in NAV as the security approaches maturity.  Similarly, the Fund will be subject to such NAV erosion if the Fund invests in a debt security and the issuer redeems the security before maturity (“call”) at a price below its current market price.  Although relatively uncommon, this call risk is especially prevalent in low and declining interest rate environments.  Under current market conditions, the Fund expects issuers to call securities, therefore leading to NAV erosion.  This NAV erosion could reduce the total return to common stockholders.

The Fund can make an election for U.S. federal income tax purposes to amortize the premium over a security’s remaining term, with the amortization amounts reducing the amount of taxable interest income allocated to stockholders for U.S. federal income tax purposes.  However, the Fund generally does not intend to elect to amortize premium on purchased securities, and in the absence of an election to amortize premium on purchased securities, the security’s entire coupon will be taxable to the stockholders as interest income and will not be treated as a return of capital.

Credit Risk.  Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations.  The instruments could also lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt.  In addition, the prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.  High yield fixed income instruments are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

The Fund is also exposed to the credit risk of the counterparties with which, or the brokers and dealers and exchanges through which, it deals, whether it engages in exchange-traded or OTC transactions.  In the case of any insolvency or failure of any such party, the Fund might recover, even in respect of property specifically traceable to it, only a pro rata share of all property available for distribution to all of such party’s creditors and/or customers.  Such an amount may be less than the amounts owed to the Fund.

In general, credit risk is broadly gauged by the credit ratings of the securities in which the Fund may invest.  In general, the rating assigned to a particular security by an NRSRO represents the opinion of such agency as to the credit quality of such security.  Such ratings, however, are relative and subjective; rating agencies only evaluate the credit risk with respect to payment of principal and interest.  Such ratings are not absolute standards of quality, nor do they evaluate the market value risk of the securities rated.  It is also possible that a rating agency might not change its rating of a particular security to timely reflect events that take place after such security’s initial rating is assigned.  Further, with respect to asset backed securities, such ratings do not represent any assessment of the likelihood that future prepayment experience will differ from prepayment assumptions or historical prepayment rates.  Hence, such ratings do not address the possibility that prepayment rates higher or lower than anticipated by an investor may cause such investor to experience a lower than anticipated yield.  The recent financial market crisis has demonstrated that the ratings of certain securities may be materially incorrect.

Income Risk.  The income common stockholders receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long term.  If prevailing market interest rates drop, distribution rates of the Fund’s holdings could drop as well.  The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.  This will be magnified when the Fund is utilizing leverage.

Refinancing Risk.  This is the risk that one or more issuers of debt instruments in the Fund’s portfolio may not be able to pay off their debt upon maturity.  During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund.  This could negatively affect the Fund’s NAV, Common Stock price or overall return.

Leverage Risk.  Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed.  Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.  The Fund currently intends to borrow money from banks and other financial institutions in an initial amount of approximately [30]% (as determined immediately after borrowing) of the value of its Managed Assets (including the amount borrowed).  The Fund’s total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 33⅓% of the Fund’s total assets, including the amounts obtained through leverage.

The use of leverage to purchase additional instruments creates an opportunity for increased Common Stock dividends, but also creates risks for the common stockholders, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes.  Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.  Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage.  In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall).  As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations.

To the extent the Fund invests in debt instruments or other credit instruments with a fixed coupon, the Fund may lose some of the benefits of utilizing leverage.  Specifically, if the Fund issues preferred stock or debt securities (or borrows money) with floating dividend or interest rates, its costs of leverage will increase as rates increase.  However, the Fund’s fixed income rate investments may be worth less as interest rates rise.  In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income.  This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by the Fund.

The Fund may issue preferred stock and/or notes or other debt securities as a form of leverage.  These means of obtaining leverage would be senior to the Fund’s Common Stock, such that holders of preferred stock and/or notes or other debt securities would have priority over the common stockholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions.  If preferred stock is issued and outstanding, holders of the preferred stock would elect two Directors of the Fund, and would vote separately as a class on certain matters, which may at times give holders of preferred stock disproportionate influence over the Fund’s affairs.  If the preferred stock is limited in its term, redemptions of such preferred stock could require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact the Fund.  In addition, if the Fund elects to issue preferred stock and/or notes or other debt securities, its ability to make distributions to its common stockholders or to repurchase its stock may be limited by the terms of any such preferred stock or debt securities, the asset coverage requirements and other limitations imposed by the 1940 Act, Maryland law, the Fund’s lenders and any NRSROs rating the securities.

The Fund will bear all costs and expenses relating to the issuance and ongoing maintenance of any preferred stock and/or notes or other debt securities issued by the Fund, including higher management and advisory fees.  As a result, the Fund cannot assure you that the issuance of preferred stock and/or notes or other debt securities will provide a higher yield or return to the common stockholders.  If the Fund offers and/or issues preferred stock and/or notes or other debt securities, the costs of the offering will be borne immediately by the Fund and result in a reduction of the Fund’s NAV.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset.  So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged.  If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund.  Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund.

There is no assurance that a leveraging strategy will be successful.  The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the common stockholders, including:

·	the likelihood of greater volatility of NAV, market price and dividend rate of Common Stock than a comparable fund without leverage;

·
the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

·
magnified interest rate risk, which is the risk that the prices of portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall).  As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

·
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Stock;

·
when the Fund uses financial leverage, the investment management fee and investment advisory fees payable to NAM USA and NCRAM, respectively, will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets (which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any) and may provide a financial incentive to NAM USA and/or NCRAM to increase the Fund’s use of leverage and create an inherent conflict of interest; and

·	leverage may increase expenses (which will be borne entirely by the common stockholders), which may reduce the Fund’s NAV and the total return to common stockholders.

If the Fund issues preferred stock and/or notes or other debt securities, the Fund may be subject to certain restrictions on investments imposed by the guidelines of one or more NRSROs, which may issue ratings for the preferred stock and/or notes or other debt securities issued by the Fund, or may be subject to loan covenants or other restrictions imposed by its lenders.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objective.

Derivatives Risk.  The Fund may use certain derivative trading strategies for the purpose of hedging, speculation or as a substitute for investing in conventional securities.  If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.  The use of derivatives may involve substantial leverage.  The use of derivatives may subject the Fund to risks, including but not limited to:

·
Counterparty and Settlement Risk.  To the extent the Fund invests in non-U.S. securities, swaps, repurchase agreements, structured products, derivative or synthetic instruments, or other OTC transactions, or engages in securities lending, in certain circumstances, the Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.  These risks may differ materially from those entailed in exchange-traded transactions which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

The participants in such markets are typically not subject to the same level of credit evaluation and regulatory oversight as are members of the exchange based markets.  This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contact (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  Such counterparty risk is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or in instances where the Fund has concentrated its transactions with a single or small group of counterparties.

·	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·
Leverage Risk.  The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·
Liquidity Risk.  The risk that certain derivative positions may be difficult or impossible to close out at the time that the seller would like or at the price that the seller believes the position is currently worth.  This risk is heightened to the extent the Fund engages in OTC derivative transactions, which are generally less liquid than exchange-traded instruments.

·
Correlation Risk.  The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.  Furthermore, the ability to successfully use derivative instruments depend in part on the ability of NCRAM to predict pertinent market movements, which cannot be assured.

·
Index Risk.  If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

·
Volatility Risk.  The prices of derivative instruments, including forward, futures and option prices, can be highly volatile.  Price movements of forward, futures and other derivative contracts in which the assets of the Fund may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, securities, futures and options.  Such intervention often is intended to directly influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.

·
Tax Risk.  The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.  In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.

·
Regulatory Risk.  The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements.  In particular, certain provisions of the Dodd-Frank Act, which was signed into law in July 2010, requires most OTC derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund.  In addition, the CFTC has recently rescinded certain exemptions from registration requirements under the CEA that have been previously available under CFTC Rule 4.5 to investment advisers registered with the SEC under the Advisers Act.  In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, NCRAM may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund.  In the event NCRAM is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.  However, the Fund may claim an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC and currently intends to operate in a manner that would permit it to claim an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC.

It is possible that additional government regulation of various types of derivative instruments, including swaps, may increase the cost of using derivatives or limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund’s performance.

Risk of Swap Agreements.  The Fund may enter into swap agreements.  Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index).  The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net” basis.  Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the Fund’s use of swap agreements, if any, will be successful in furthering its investment objective will depend on NCRAM’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities.  Credit default swaps are often structured with significant leverage and may be considered speculative.  The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund.  The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.

Risks of Options.  The purchase or sale of an option involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security, commodity or other instrument for a specific price at a certain time or during a certain period.  Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium.  Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss).  OTC options also involve counterparty solvency risk.

Risks of Futures.  Futures prices are highly volatile, with price movements being influenced by a multitude of factors such as supply and demand relationships, government trade, fiscal, monetary and exchange control policies, political and economic events and emotions in the marketplace.  Futures trading is also highly leveraged.  Further, futures trading may be illiquid as a result of daily limits on movements of prices.  Finally, the Fund’s futures trading could be adversely affected by speculative position limits.

Loan Participations and Assignments Risk.  In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.  The Fund will acquire loan participations only if the lender interpositioned between the Fund and the borrower is determined by NCRAM to be creditworthy.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign such instruments to a third party.  Because such instruments sometimes may not have a liquid market, from time to time such instruments may only be sold to a limited number of institutional investors.  A lack of a liquid secondary market may have an adverse effect on the value of such instruments and the Fund’s ability to dispose of particular loans and loan participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.  A lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these instruments for purposes of valuing the Fund’s portfolio and calculating its NAV.

Smaller Capitalization Company Risk.  Investing in debt issued by medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their securities, as compared with larger companies.  In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate.  Securities of medium and smaller capitalization issuers therefore may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.  Smaller and medium capitalization issuers also may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, and they may have substantial borrowings or may otherwise have a weak financial condition, making them more susceptible to bankruptcy.  Transaction costs for these investments are often higher than those of larger capitalization companies.  There is typically less publicly available information about medium and small capitalization companies, which may make valuing the securities of such issuers more difficult than the securities issued by larger capitalization companies.

Potential Conflicts of Interest Risk.  NAM USA, NCRAM and their affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. NAM USA, NCRAM and their affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund.

Subject to the requirements of the 1940 Act, NAM USA, NCRAM and their affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither NAM USA, NCRAM or their affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, NAM USA, NCRAM and their affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by NAM USA, NCRAM and their affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by NAM USA, NCRAM or their affiliates achieve profits. NAM USA and NCRAM have informed the Fund’s Board that the investment professionals associated with NAM

USA and NCRAM are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. NAM USA, NCRAM and their affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by NAM USA, NCRAM and their affiliates in a fair and equitable manner.

For a more detailed discussion of these and other potential conflicts of interest, please see “Management and Advisory Arrangements—Portfolio Managers” below.

Market Disruption Risk.  The Fund may incur material losses in the event of disrupted markets and other extraordinary events in which historical pricing relationships become materially distorted.  The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving.

The financing available to the Fund from banks, dealers and other counterparties is likely to be restricted in disrupted markets.  In 1994, 1998 and again in 2007 and 2008, a sudden restriction of credit by the dealer community resulted in forced liquidations and major losses for a number of private investment funds.  Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund, and such events can result in unprecedented volatility and risk.

A financial exchange may from time to time suspend or limit trading.  Such a suspension could render it impossible for the Fund to liquidate its positions and thereby expose it to losses.  There is also no assurance that OTC markets will remain liquid enough for the Fund to close out positions.

Short Sales. The Fund expects to engage in short selling.  A short sale is effected by selling a security which the Fund does not own.  In order to make delivery to the buyer of a security sold short, the Fund must borrow the security.  In so doing, it incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender.  The Fund must also pay to the lender of the security any dividends or interest payable on the security during the borrowing period and may have to pay a premium to borrow the security.  A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying the security to cover the short position.  There can be no assurance that the security necessary to cover a short position will be available for purchase.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  Furthermore, the Fund may prematurely be forced to close out a short position if a counterparty from which the Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been ultimately a profitable position.

Anti-Takeover Provisions.  The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders.  Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of the Board, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

Portfolio Turnover Risk.  The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover.  Higher portfolio turnover rates result in corresponding increases in trading costs and may generate short-term capital gains taxable as ordinary income.

Dependence on Key Personnel Risk and Management Risk.  The success of the Fund depends on the efforts and judgment of NCRAM’s management teams.  NCRAM’s loss of the services of members of its management teams could have an adverse impact on the Fund.

Tax Risk.  The Fund intends to qualify to elect and maintain its election to be treated each year as a “regulated investment company” under Subchapter M of the Code.  If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its income, including net capital gain, distributed to stockholders, provided that, for each taxable year, the Fund distributes to its stockholders an amount equal to or exceeding 90% of the sum of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and its net tax-exempt income.  The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year.

In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must continuously maintain its registration with the SEC, meet certain asset diversification tests, and at least 90% of the Fund’s gross income for such taxable year must consist of certain types of qualifying income.  In certain circumstances, it may be difficult for the Fund to meet the diversification requirements.  Further, if Congress, the U.S. Treasury Department or the IRS were to take any action that altered the Fund’s current understanding of the income and diversification tests, certain types of income representing a significant portion of the Fund’s gross income may not constitute qualifying income, or the Fund’s assets may not be sufficiently diversified.  In that case, the Fund could be forced to change the manner in which it pursues its investment strategy or could cease to qualify for the special U.S. federal income tax treatment accorded regulated investment companies.  For instance, under current law, foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement.  However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable and perhaps requiring or causing the Fund to change its investment policies.

If the Fund were to fail to meet the income or diversification test, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would fail to qualify as a regulated investment company for such year.  In such case, the Fund’s taxable income (including its net capital gain) would be subject to tax at the corporate level (currently at a maximum 35% U.S. federal corporate income tax rate) even if such income had been distributed to stockholders and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a stockholder as a return of capital that is applied against and reduces the stockholder’s basis in his or her shares of Common Stock.  To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock.  See “Tax Matters.”

Securities Lending Risk.  The Fund may lend its portfolio securities.  There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially.  These delays and costs could be greater with respect to foreign securities.  However, loans will be made only to borrowers deemed by NCRAM to be creditworthy and when, in the judgment of NCRAM, the income that can be earned from such securities loans justifies the attendant risk.  NCRAM will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, in making decisions with respect to the lending of securities, subject to review by the Board.  The Fund also bears the risk that the reinvestment of collateral will result in a principal loss.  The investment of cash collateral in other than short-term obligations provides leverage similar to borrowings that will serve to magnify the potential for gain and the risk of loss in securities lending transactions.  See “Leverage” and “—Leverage Risk.”  Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk.  Yankee dollar obligations, Eurobonds and global bonds are subject to the same risks as other debt issues, such as credit risk, market risk, currency risk and illiquid securities risk.  To a limited extent, they may also be subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders.  Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.  See “—Foreign Securities and Emerging Markets Risk.”

Temporary Defensive Strategies Risk.  The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions.  The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other debt securities deemed by NCRAM to be consistent with a defensive posture.  The yield on such investments may be lower than the yield on high yield credit-related instruments.  In addition, the Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions.  It is impossible to predict when, or for how long, the Fund will use these alternative strategies.  There can be no assurance that such strategies will be successful.  Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

*****

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund.  Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund.  In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this Prospectus at this time.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Board of Directors

The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law.  The Board also oversees the Fund’s officers, who conduct and supervise the daily business operations of the Fund.  Any vacancy on the Board may be filled only by a majority of the remaining Directors, unless the 1940 Act requires the election of one or more such directors by stockholders.

Manager

The manager of the Fund is NAM USA.  NAM USA is a wholly-owned subsidiary of Nomura Asset Management Co., Ltd.  NAM USA is registered as an investment adviser with the SEC and specializes in providing investment management services to segregated institutional client portfolios and investment vehicles.  Its client base includes U.S. and Canadian pension plans and investment funds, including two U.S. registered closed-end funds, operating in North America and/or Japan. NAM USA was established in 1997 through the merger of Nomura Capital Management, Inc. and Nomura Asset Management (U.S.A.) Inc.

NAM USA’s principal address is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.  As of September 30, 2014, NAM USA had total assets under management of approximately $1.624 billion.

Under its management agreement with the Fund (the “Management Agreement”), NAM USA agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board.  In addition to the management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM USA is obligated to perform, or arrange for the performance of the administrative and management services necessary for the operation of the Fund.  NAM USA is also obligated to provide personnel necessary to perform its duties thereunder.

Under the terms of the Management Agreement, the Fund is responsible for payment of all expenses other than those specifically payable by NAM USA.

For its services, the Fund pays NAM USA a monthly fee at the annual rate of [·]%, payable in arrears, of the average daily value of the Fund’s Managed Assets.

The Management Agreement provides that NAM USA will not be liable under the Management Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the

Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of NAM USA’s duties, or by reason of NAM USA’s reckless disregard of its obligations and duties thereunder.

This Management Agreement will remain in force for a period of two years from its date and will continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party to the Management Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors, or by the vote of a majority of the outstanding voting securities of the Fund. The Management Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Board on 60 calendar days’ written notice by the Manager to the Fund or by the Fund to the Manager.

Investment Adviser

NCRAM is the Fund’s investment adviser. NCRAM is a professional investment management firm registered with the SEC and provides investment advisory services to institutional clients and collective investment vehicles.  It is 99% owned by Nomura Holding America Inc.  Nomura Holdings, Inc., the ultimate parent company located in Tokyo, Japan, owns the remaining 1%.  NCRAM will be responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Fund’s Board and NAM USA.

NCRAM’s principal address is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.  As of September 30, 2014, NCRAM had total assets under management of approximately $14.9 billion.

In accordance with the terms of the Management Agreement, NAM USA will retain NCRAM to act as the investment adviser for the Fund.  Pursuant to the investment advisory agreement between the NAM USA and NCRAM (the “Investment Advisory Agreement”), NCRAM will provide certain investment advisory services to NAM USA with respect to the Fund subject to the oversight of NAM USA and in accordance with the Fund’s investment objective and policies.

NAM USA (and not the Fund) will pay a portion of the management fees it receives from the Fund, in an amount equal to [  ]% of such management fee, payable monthly in arrears, to NCRAM in return for NCRAM’s services.

The Investment Advisory Agreement provides that NCRAM will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties.

The basis for the Board’s initial approval of the Fund’s Management and Investment Advisory Agreements will be provided in the Fund’s initial report to the holders of Common Stock.  The basis for subsequent continuations of the Fund’s management and investment advisory agreements will be provided in annual or semi-annual reports to the holders of Common Stock for the periods during which such continuations occur.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.  Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.

[To be provided by amendment.]

Prior Performance for Similar Accounts

The performance information shown below is a composite of prior performance of all similar discretionary accounts (“NCRAM High Yield Long/Short Composite” or “Composite”) managed by NCRAM. The Composite has an investment objective, policies and restrictions that NAM USA believes are substantially similar to those of the Fund, and it has been managed in substantially the same way that the Fund is to be managed by NCRAM.

The Fund’s actual performance will vary from the past performance of the Composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. The Composite is not subject to certain investment limitations, diversification requirements, specific tax restrictions and other requirements under the 1940 Act, and the Code that the Fund is subject to, which, had they applied, might have adversely affected its performance. In addition, securities held by the Fund will not be identical to the securities held by the Composite, but NAM USA believes differences do not alter the conclusion that the Fund and the Composite are substantially similar.

The data is provided to illustrate the past performance of NCRAM in managing substantially similar accounts and does not represent the performance of the Fund. Investors should not consider this performance data as a substitute for the performance of the Fund, nor should investors consider this data as an indication of future performance of the Fund, or of NAM USA. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund.

The performance figures below show the asset-weighted returns on both a gross and net basis. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. All returns presented are gross of tax withholding. The net returns have been adjusted to reflect the anticipated operating expenses of the Fund.

NCRAM High Yield Long/Short Composite

Average Annual Total Returns for the Year ended December 31, 2013

	1 Year	5 Years	10 Years	Since Inception
Net (1)	[ ]%	[ ]%	[ ]%	[ ]%
Gross	[ ]%	[ ]%	[ ]%	[ ]%

(1)	Net returns reflect the anticipated operating expenses of Common Stock of the Fund.

CONTROL PERSONS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company.  [NAM USA] has provided the initial capitalization of the Fund and therefore is a control person of the Fund because it is the sole stockholder of the Fund as of the date of this Prospectus.  [NAM USA] may also be considered a controlling person of the Fund under the 1940 Act to the extent it has the power to exercise a controlling influence over the management or policies of the Fund.

NET ASSET VALUE

The Fund determines its NAV on each day on which the Fund is open for business, as of the close of regular trading on the NYSE (generally, 4:00 pm Eastern Time).  Net asset value is computed by dividing the value of the securities held by the Fund plus any cash and other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares of Common Stock outstanding at such time.  Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares.  As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Fund uses market prices to value securities issued by U.S. companies. In addition, the Fund will use fair value methods approved by the Board each day that the NYSE is open for business. Fair value determinations may be made by the Fund’s independent pricing service or by the Fund’s Pricing and Fair Valuation Committee (the “Pricing Committee”) pursuant to procedures adopted by the Fund’s Board. As a result, the Fund’s value for a security is likely to be different from quoted market prices.

If information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates NAV, then the security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Fund’s pricing and valuation procedures. These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Foreign securities values may also be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.

The Board has adopted valuation procedures for the Fund that require daily fair valuation by an independent pricing service approved by the Board and has delegated day-to-day responsibility for fair value determinations to the Pricing Committee. Fair value determinations that affect the Fund’s NAV are subject to review, approval or ratification by the Board. The Fund uses fair value pricing to seek to ensure that the Fund’s NAV reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value.

DISTRIBUTIONS

Distributions may be paid to the holders of the Fund’s Common Stock if, as and when authorized by the Board and declared by the Fund out of assets legally available therefor. The Fund intends to pay dividends of net investment income on a [monthly] basis. The Fund intends to distribute, at least annually, substantially all its net investment income and its net capital gains, if any.

DIVIDEND REINVESTMENT PLAN

Unless a common stockholder elects to receive cash by contacting [·] (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional shares of Common Stock.  The common stockholders who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend.  Such notice will be effective with respect to a particular Dividend.  Some brokers may automatically elect to receive cash on behalf of the common stockholders and may reinvest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered.  Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock.  The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding shares of Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere.  If, on the payment date for any Dividend, the closing market price per share of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in shares of Newly Issued Common Stock on behalf of the participants.  The number of shares of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share of Common Stock on the payment date.  If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases.  “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in shares of Common Stock acquired in Open-Market Purchases on behalf of participants.  If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the

NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in shares of Newly Issued Common Stock on the Dividend payment date.  Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records.  Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan.  The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the common stockholders such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund.  If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $[__] transaction fee plus a $[__] per share fee.  If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations).  Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale.  In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker.  To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions.  For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund.  However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases.  Each participant will be charged a per share fee (currently $[__] per share) on all Open-Market Purchases.  The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.  See “Tax Matters.”  Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at [website], by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator.  Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date.  Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value per share of Common Stock as of the close of business on the date the termination is effective less any applicable fees.  In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant.  In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than [five] business days after the reinvestment is completed.  The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least [30] days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan.  There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, [·], [·] or by calling (toll free) [·].

DESCRIPTION OF SECURITIES

The following description of the terms of the Common Stock is only a summary.  For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws.  The charter and Bylaws are exhibits to the Registration Statement, of which this Prospectus forms a part.

Outstanding Securities.  The following table sets forth information with respect to the outstanding securities of the Fund as of [·].

Title of Class	Amount of Common Stock Authorized	Amount of Common Stock Held by the Fund for its Account	Amount of Common Stock Outstanding
Common Stock	[·] Shares	[·] Shares	[·] Shares

The Board may, without any action by the Fund’s stockholders, approve amendments to the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Fund is authorized to issue.  Additionally, the Fund’s charter authorizes the Board to classify and reclassify any unissued shares of Common Stock into one or more classes or series of stock, including preferred stock, from time to time, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series.  Although the Fund has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the stockholders’ best interest.

Common Stock

General.  All shares of Common Stock offered pursuant to this Prospectus will be, upon issuance, duly authorized, fully paid and nonassessable.  All shares of Common Stock offered pursuant to this Prospectus will be of the same class and will have identical rights, as described below.  Common stockholders are entitled to receive distributions when, as and if authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions.  Common stockholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.  Shares of Common Stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.  All shares of Common Stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions.  Distributions may be paid to common stockholders if, as and when authorized by the Board and declared by the Fund out of assets legally available therefor.

If any shares of preferred stock are outstanding, common stockholders generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred stock, (2) the

Fund has redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption of such preferred stock, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable NRSRO, in each case, after giving effect to such a distribution, and (5) there is no event of default existing under the terms of any of the Fund’s borrowings, in each case, after giving effect to such distributions.  See “Leverage.”

So long as senior securities representing indebtedness of the Fund are outstanding, stockholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable NRSRO, in each case, after giving effect to such a distribution.  See “Leverage.”

Liquidation Rights.  The Fund’s stockholders are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon.  These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund’s stock, including any preferred stock.

Voting Rights.  Each outstanding share of Common Stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s stockholders, including the election of Directors.  The presence of stockholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund’s stockholders constitutes a quorum at the meeting, unless applicable law or the Fund’s charter requires a separate vote of one or more classes of the Fund’s stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

The Fund’s charter provides that, except as may otherwise be provided in the Fund’s Bylaws, Directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.  The Fund’s Bylaws do not currently require a different vote to elect Directors.  There is no cumulative voting in the election of Directors.  Consequently, at each annual meeting of the Fund’s stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of Directors whose terms expire at that meeting, except that holders of a majority of the outstanding shares of preferred stock will have the right, voting as a separate class, to elect two Directors at all times.  Pursuant to the Fund’s charter and Bylaws, the Board, if any, may amend the Bylaws from time to time to alter the vote required to elect a Director.

Under the rules of the [NYSE] applicable to listed companies, the Fund will be required to hold an annual meeting of stockholders in each fiscal year.  If for any reason the Common Stock is not listed on the [NYSE] (or any other national securities exchange, the rules of which require annual meetings of the Fund’s stockholders) or such rule otherwise ceases to apply to the Fund, the Fund may amend its Bylaws so that the Fund is not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.  The provisions of the 1940 Act generally require that the public offering price per share of Common Stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV per share of the Fund’s Common Stock (calculated within 48 hours of pricing), unless the sale is made with the consent of a majority of the Fund’s stockholders.  Any sale of Common Stock by the Fund will be subject to the requirements of the 1940 Act.

Preferred Stock

The Fund’s charter authorizes the Board to classify and reclassify any unissued shares of Common Stock into shares of other classes or series of stock, including preferred stock, without the approval of common stockholders.  Common stockholders have no preemptive right to purchase any shares of preferred stock that the Fund may issue.  The Fund may elect to issue preferred stock as part of a leveraging strategy.

Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series.  Thus, the Board could authorize the Fund to issue shares of preferred stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common stockholders or otherwise be in their best interest.  Any issuance of preferred stock, however, must comply with the requirements of the 1940 Act.  If the Fund elects to issue preferred stock (and/or notes or other debt securities), its ability to make distributions to its common stockholders may be limited by the terms of such preferred stock or debt securities, the asset coverage requirements and other limitations imposed by the 1940 Act, Maryland law and the Fund’s lenders.

Under the 1940 Act, holders of the preferred stock would be entitled to elect two Directors of the Fund at all times (provided that these directors may be classified) and to elect a majority of the Directors if at any time dividends on the preferred stock are unpaid in an amount equal to two full years’ dividends.  Holders of the preferred stock would continue to have the right to elect a majority of the Fund’s Directors until all dividends in arrears on the preferred stock have been paid.  In addition, holders of the preferred stock would also be entitled to vote separately as a class on certain matters which may at times give holders of preferred stock disproportionate influence over the Fund’s affairs.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws

The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise.  These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board.  The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.  Additionally, proxy contests often require the Fund to spend more funds on legal counsel and other related proxy expenses, thus increasing the expenses of the Fund.

Classified Board of Directors.  Upon the completion of the Fund’s initial public offering, the Board will be divided into three classes of Directors serving staggered three-year terms.  The initial terms for Directors of the first, second and third classes will expire at the annual meetings of the Fund’s stockholders held in [·], [·] and [·], respectively, and when their respective successors are duly elected and qualify.  Upon expiration of their initial terms, Directors of each class will be elected to serve for terms expiring at the third succeeding annual meeting of the Fund’s stockholders and when their successors are duly elected and qualify, and each year one class of Directors will be elected by the stockholders.  A classified board may render a change in control of the Fund or the removal of the Fund’s incumbent management more difficult.  The Fund believes, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of the Fund’s management and policies.

Election of Directors.  The Fund’s charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of Directors will be required to elect a Director.  As noted above, pursuant to the Fund’s charter, the Board may amend the Bylaws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal.  The Fund’s charter provides that the number of Directors will be set only by the Board in accordance with the Fund’s Bylaws.  The Fund’s Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of Directors.  However, unless the Fund’s Bylaws are amended, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law or more than fifteen.

The Fund’s charter provides that, at such time as the Fund has at least three independent Directors and its Common Stock is registered under the Securities Exchange Act of 1934, as amended, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board.  For that reason, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Fund’s charter provides that a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Stockholders.  Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for the Fund’s charter), by unanimous written consent in lieu of a meeting.  These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  The Fund’s Bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund’s stockholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board or (3) by a stockholder who is a stockholder of record at the time the stockholder provides the notice required by the Fund’s Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws.  With respect to special meetings of the Fund’s stockholders, only the business specified in the notice of the meeting may be brought before the meeting.  Nominations of individuals for election as Directors at a special meeting of stockholders may be made only (i) by or at the direction of the Board or (ii) if the special meeting has been called in accordance with the Fund’s Bylaws for the purpose of electing directors, by any stockholder who is a stockholder of record both at the time the stockholder provides the notice required by the Fund’s Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws and applicable law.

Calling of Special Meetings of Stockholders.  The Fund’s Bylaws provide that special meetings of the Fund’s stockholders may be called by the Board and certain of the Fund’s officers.  The Fund’s Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholder requesting the meeting, a special meeting of stockholders must be called by the secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.  The Fund’s secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting stockholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.  However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by stockholders entitled to cast at majority of the votes entitled to be cast on the matter.  However, subject to the exception described below, the Fund’s charter provides that the following matters require the approval of stockholders entitled to cast at least [80]% of the votes entitled to be cast on such matter:

·      amendments to the provisions of the Fund’s charter relating to the classification of the Board, the power of the Board to fix the number of directors and to fill vacancies on the Board, and the vote required to elect or remove a Director;

·      charter amendments that would convert the Fund from a closed-end company to an open-end company or make the Fund’s Common Stock a redeemable security (within the meaning of the 1940 Act);

·      the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund;

·      amendments to the provisions of the Fund’s charter relating to the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

·      any merger, consolidation, statutory share exchange or sale or exchange of all or substantially all of the Fund’s assets that the Maryland General Corporation Law requires be approved by the Fund’s stockholders; or

·      any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund’s continuing directors (in addition to approval by the Board), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval unless another provision of the Fund’s charter or bylaws requires such approval.  The “continuing directors” are defined in the Fund’s charter as its current Directors and Directors whose nomination for election by the Fund’s stockholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing directors then serving on the Board of Directors.

The Fund’s charter and Bylaws provide that the Board will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws and to make new Bylaws.

REPURCHASE OF COMMON STOCK

Because the Fund is a closed-end management investment company, its stockholders will not have the right to cause the Fund to redeem their Common Stock.  Instead, the Fund’s Common Stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.  Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Stock in the open market but is under no obligation to do so.

TAX MATTERS

The discussion below and certain disclosure in the SAI provides general tax information related to an investment in the Common Stock.  Because tax laws are complex and often change, stockholders should consult their tax advisors about the tax consequences of an investment in the Fund.  Unless otherwise noted, the following tax discussion applies only to U.S. stockholders that hold the Common Stock as a capital asset (generally, property held for investment).  A U.S. stockholder is, for U.S. federal income tax purposes, (a) an individual who is a citizen or resident of the United States, (b) a U.S. corporation, (c) a trust that (i) is subject to the primary supervision of a court in the United States and one or more U.S. persons has the authority (a) to control all substantial decisions of the trust or (ii) has made a valid election to be treated as a U.S. person, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, U.S. stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-

market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code.  To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things:  (1) distribute to its stockholders in each taxable year at least 90% of the sum of its investment company taxable income (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, and (b) net income derived from interests in “Qualified Publicly Traded Partnerships” (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market that derive less than 90% of their gross income from the items described in (a) above); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.  As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital loss), if any, that it distributes in each taxable year to its stockholder.  The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year, 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from the prior year’s required distribution (collectively, the “Minimum Required Distribution”), is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the Minimum Required Distribution.  For these purposes, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax.  To avoid the imposition of this excise tax, the Fund intends to make distributions of its ordinary taxable income and its capital gain net income at least equal to the Minimum Required Distribution, to the extent possible, by the close of each calendar year.

Distributions to its stockholders by the Fund of ordinary income (including “market discount” realized by the Fund), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of “qualified dividend income,” be taxable to stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits.  Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned Common Stock.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a stockholder as a return of capital that is applied against and reduces the stockholder’s basis in his or her shares of Common Stock.  To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock.  A non-corporate stockholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual stockholders.  Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock.  Stockholders receiving distributions in the form of additional Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Stock with a fair market value equal to or greater than NAV, in which case, stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock.  The additional Common Stock received by a stockholder pursuant to the

Plan will have a new holding period commencing on the day following the day on which the Common Stock was credited to the stockholder’s account and stockholders will have a tax basis in the additional Common Stock equal to the value the stockholder is treated as receiving as part of the distribution.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by stockholders) on December 31 of the year in which declared.  In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year.  In such case, stockholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.  For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

In general, the sale or other disposition of Common Stock will result in capital gain or loss to stockholders.  A stockholder will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in the Common Stock sold.  As noted above, a stockholder’s adjusted tax basis may be reduced by distributions to stockholders in excess of the Fund’s current and accumulated earnings and profits.  A stockholder’s gain or loss generally will be a long-term gain or loss if the Common Stock has been held for more than one year.  Present law taxes both long-and short-term capital gains to corporations at the rates applicable to ordinary income.  For non-corporate taxpayers, however, under current law net capital gains are taxed at a maximum rate of  20%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 39.6%.  Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances.  Losses realized by a holder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock.  In addition, no loss will be allowed on the sale or other disposition of Common Stock if the owner acquires (including pursuant to the dividend reinvestment plan) Common Stock, or enters into a contract or option to acquire securities that are substantially identical to the Common Stock within 30 days before or after such sale or other disposition.  In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.  Generally, a stockholder’s broker or financial intermediary will report to the IRS and to the stockholder the amount of sale proceeds that a shareholder receives from selling fund shares.  The stockholder’s basis in those shares and the character of any gain or loss that the stockholder realizes on the sale (i.e., short-term or long-term) will also be subject to such reporting.

A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

In general, distributions to a non-U.S. stockholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.  (Distributions that are effectively connected with a non-U.S. stockholder’s conduct of a U.S. trade or business, however, are taxable under different rules.)  In order to obtain a reduced rate of withholding, a non-U.S. stockholder will be required to provide an IRS Form W-8BEN, Form W-8BEN-E or substitute form certifying its entitlement to benefits under a treaty.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The foregoing tax discussion is for general information only.  The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its stockholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions.  Stockholders are advised to consult with their own tax advisors for more detailed information concerning U.S. federal income tax matters. Additionally, an investment in the Fund may have consequences under state, local or foreign tax law, about which investors should consult their own tax advisers.

UNDERWRITING

Subject to the terms and conditions stated in the Fund’s underwriting agreement dated [·], each underwriter named below, for which [·], [·], [·] and [·], are acting as representatives, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of shares of Common Stock set forth opposite the name of such underwriter.

Underwriter	Number of Shares
[·]	[·]
[·]	[·]
[·]	[·]
[·]	[·]
Total	[·]

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of Common Stock included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.  The underwriters are obligated, severally and not jointly, to purchase all the shares of Common Stock sold under the underwriting agreement if any of the shares of Common Stock are purchased.

In the underwriting agreement, the Fund, NAM USA and NCRAM have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of these liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the shares of Common Stock directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares of Common Stock to certain dealers at the public offering price less a concession not in excess of $[·] per share of Common Stock.  The sales load investors in the Fund will pay of $[·] per share of Common Stock is equal to [·]% of the initial offering price.  After the initial public offering the concession and discount may be changed.  Investors must pay for any shares of Common Stock purchased on or before [·].

The following table shows the public offering price, estimated offering expenses, sales load and proceeds, to the Fund.  The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional shares of Common Stock.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Sales load	$	$	$
Estimated offering expenses	$	$	$
Proceeds, after expenses, to the Fund	$	$	$

The expenses of the offering are estimated at $[·] per share of Common Stock and are payable by the Fund.  The Fund has agreed to pay the underwriters $[·] per share of Common Stock for each share of Common Stock purchased by the underwriters, as a partial reimbursement of expenses incurred by the underwriters in connection with the offering.  The amount paid by the Fund for the partial reimbursement to the underwriters will not exceed [·]% of the total price to the public of the shares of Common Stock sold in this offering.  Offering expenses paid by the Fund may include reimbursement to NAM USA or NCRAM or their affiliates for expenses incurred in connection with the offering.  NAM USA has agreed to pay the organizational expenses of the Fund, which are estimated to be approximately $[·].

Option to Purchase Additional Shares of Common Stock

The Fund has granted the underwriters an option to purchase up to           additional shares of Common Stock at the public offering price, less the sales load, within 45 days from the date of this Prospectus.  If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares of Common Stock proportionate to that underwriter’s initial amount set forth in the table above.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares of Common Stock is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing shares of Common Stock.  However, the representatives may engage in transactions that stabilize the price of the shares of Common Stock, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares of Common Stock in connection with the offering (i.e., if they sell more shares of Common Stock than are listed on the cover of this Prospectus), the representatives may reduce that short position by purchasing shares of Common Stock in the open market.  The representatives may also elect to reduce any short position by exercising all or part of the option to purchase additional shares of Common Stock described above.  The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the shares of Common Stock sold in this offering for their account may be reclaimed by the syndicate if such shares of Common Stock are repurchased by the syndicate in stabilizing or covering transactions.  Purchases of the shares of Common Stock to stabilize their price or to reduce a short position may cause the price of the shares of Common Stock to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of Common Stock.  In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional shares of Common Stock for a period of [180] days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the shares of Common Stock to the underwriters pursuant to the underwriting agreement or pursuant to the Fund’s Automatic Dividend Reinvestment Plan.

The shares of Common Stock will be sold so as to ensure that the [NYSE] distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

NAM USA (and not the Fund) has agreed to pay from its own assets to [·] a structuring fee for advice relating to the design and organization of the Fund as well as for services related to the sale and distribution of the shares of Common Stock in an amount equal to [·]% of the total price to the public of the shares of Common Stock sold in this offering.  The total amount of these structuring fee payments to [·] will not exceed [·]% of the total price to the public of the shares of Common Stock sold in this offering.

NAM USA (and not the Fund) may also pay certain qualifying underwriters, including those named below, a structuring fee, a sales incentive fee or additional compensation in connection with the offering.  The total amounts of these payments paid to any such qualifying underwriter will not exceed [·]% of the total price of the shares of Common Stock sold by that underwriter in this offering.

NAM USA (and not the Fund) has agreed to pay to each of [·], [·], [·] and [·] from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the shares of Common Stock in the amount of $   , $   , $   and $   , respectively.  If the option to purchase additional shares of Common Stock is not exercised, the structuring fee paid to [·], [·], [·] and [·] will not exceed      %,      %,      % and      %, respectively, of the total price to the public of the shares of Common Stock sold in this offering.

The sum total of all compensation to the underwriters and compensation paid to sales personnel of NAM USA affiliates in connection with this offering of the shares of Common Stock will not exceed in the aggregate [__]% of the total price to the public of the shares of Common Stock sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including NAM USA and NCRAM.

The Fund anticipates that certain underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The principal business address of [·] is [·].

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

[·] is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund.  The principal business address of [·] is [·].

[·] serves as the transfer agent and registrar and [·] serves as the dividend paying agent of the Fund.  The principal business address of [·] is [·].

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Sidley Austin LLP, New York, New York.  Certain matters of Maryland law will be passed upon for the Fund by Venable LLP, Baltimore, Maryland.  [·] advised the underwriters in connection with the offering of the Common Stock.

REPORTS TO STOCKHOLDERS

When available, the Fund will send to the common stockholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[·] is the independent registered public accounting firm for the Fund providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.  The principal business address of [·] is [·].

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page
INVESTMENT OBJECTIVE	3

INVESTMENT RESTRICTIONS	3

INVESTMENT POLICIES AND TECHNIQUES	4

DIRECTORS AND OFFICERS	22

MANAGEMENT AND ADVISORY ARRANGEMENTS	29

NET ASSET VALUE	31

PORTFOLIO TRANSACTIONS	32

CODE OF ETHICS	34

PROXY VOTING POLICIES	34

CLOSED-END FUND STRUCTURE	34

REPURCHASE OF COMMON STOCK	34

CONVERSION TO OPEN-END FUND	35

TAX MATTERS	35

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR	40

EXPERTS	40

ADDITIONAL INFORMATION	40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

FINANCIAL STATEMENTS	42

APPENDIX A - DESCRIPTION OF SECURITY RATINGS	A-1

APPENDIX B - PROXY VOTING POLICIES OF NCRAM	B-1

(This page has been left blank intentionally)

Until           , 2015 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealer’s obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

 [     ] Shares

Nomura Credit Long/Short Fund, Inc.

Common Stock

$[   ] per Share

PROSPECTUS

[   ]

, 2015

The information in this preliminary statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated December 30, 2014

Nomura Credit Long/Short Fund, Inc.

Statement of Additional Information      , 2015

Nomura Credit Long/Short Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company with no operating history.  This Statement of Additional Information (“SAI”)  relating to the shares of Common Stock does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated      , 2015 (the “Prospectus”).  This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Stock, and investors should obtain and read the Prospectus prior to purchasing such Common Stock.  A copy of the Prospectus may be obtained without charge by calling (800) 833-0018.  You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page
INVESTMENT OBJECTIVE	3

INVESTMENT RESTRICTIONS	3

INVESTMENT POLICIES AND TECHNIQUES	4

DIRECTORS AND OFFICERS	22

MANAGEMENT AND ADVISORY ARRANGEMENTS	29

NET ASSET VALUE	31

PORTFOLIO TRANSACTIONS	32

CODE OF ETHICS	34

PROXY VOTING POLICIES	34

CLOSED-END FUND STRUCTURE	34

REPURCHASE OF COMMON STOCK	34

CONVERSION TO OPEN-END FUND	35

TAX MATTERS	35

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR	40

EXPERTS	40

ADDITIONAL INFORMATION	40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

FINANCIAL STATEMENTS	42

APPENDIX A - DESCRIPTION OF SECURITY RATINGS	A-1

APPENDIX B - PROXY VOTING POLICIES OF NCRAM	B-1

2

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek an attractive risk-adjusted total return.  There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (“Common Stock”).  Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class.  In each case, a majority of the Fund’s outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable.  The Fund may not:

1.  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4.  Buy or sell physical commodities or contracts involving physical commodities.  The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5.  Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in disposing of a portfolio security.

6.  Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7.  Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.  The acquisition of credit related instruments, including without limitation, bonds, debentures, repurchase agreements, loan assignments, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

3

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public.  Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.  Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33⅓% of the value of its total assets, including the assets obtained through leverage.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Directors of the Fund (the “Board”, and the members thereof, the “Directors”) without stockholder approval.

The Fund may not:

1.  Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment.  The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets.  The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies and strategies that are described in the Prospectus.

Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund’s Managed Assets (as defined below), as adjusted to reflect exposure gained through short sales, will be invested in a portfolio of high yield credit-related instruments rated below investment grade by at least one credit rating agency (Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Ratings Services LLC, a part of McGraw Hill Financial (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)) or, if unrated,  determined by Nomura Corporate Research and Asset Management Inc. (“NCRAM” or the “Investment Adviser”) to be of comparable quality (the “80% Policy”).

The 80% Policy is a non-fundamental policy and may be changed by the Board without stockholder approval upon providing the Fund’s stockholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The Fund’s investments in derivatives will be included under the 80% Policy noted above so long as the underlying assets of such derivatives are one or more high yield credit-related instruments that are rated below investment grade.

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Credit-related instruments include, but are not limited to, bonds, mortgage-related securities and asset-backed securities, listed and unlisted corporate debt obligations, convertible securities, sovereign and supranational debt obligations, collateralized debt, bond and loan obligations (including bridge loans and loan participations and assignments), preferred securities and trust preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and

4

fixed rate loans or debt, debentures, notes, commercial paper, emerging market debt and other similar types of debt instruments, as well as money market instruments, payment-in-kind securities and derivatives related to or referencing these types of instruments.  The Fund may invest in credit-related instruments of any duration or maturity.

The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes.  The Fund may gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default, index and interest rate swaps; options; forward contracts; futures contracts and options on futures contracts that provide long or short exposure to other credit obligations; credit-linked notes that provide long or short exposure to other credit obligations; repurchase agreements; dollar rolls; and other similar transactions.  The Fund may engage in short sales for hedging purposes or to enhance total return.

The Fund also may invest in or hold equity securities and equity-related instruments.

The Fund may seek to enhance the level of its current distributions to holders of its common stock through the use of leverage, which involves special risks.

Appendix A to this SAI describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch.

Portfolio Composition

The Fund’s portfolio will be composed principally of the securities and other instruments described in the Fund’s Prospectus. Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.

CERTIFICATES OF DEPOSIT.  The Federal Deposit Insurance Corporation (“FDIC”), an independent agency of the U.S. Government, provides deposit insurance on all types of deposits, including certificates of deposit, received at an FDIC-insured bank or savings association (“insured depository institutions”) up to applicable limits.  The standard deposit insurance amount is $250,000 per depositor (including principal and accrued interest) for each insurable capacity of such depositor, per insured depository institution, which is backed by the full faith and credit of the U.S. Government.  All of a depositor’s deposits in the same insurable capacity at the same insured depository institution are aggregated for purposes of the $250,000 insurance limit, including deposits held directly in the depositor’s name and for the depositor’s benefit by intermediaries.  Any amounts in excess of the $250,000 deposit insurance limit may be uninsured.

CONVERTIBLE SECURITIES.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of

5

convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

DEPOSITARY RECEIPTS.  The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers.  Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  American depositary receipts (“ADRs”) and American depositary shares (“ADSs”) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  European depositary receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement.  Global depositary receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement.

Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.  GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored depositary receipts.  The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.  Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

DERIVATIVES.  The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative or hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that the Fund would be prohibited by its investment restrictions from purchasing directly.

The Fund may claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA promulgated by the Commodity Futures Trading Commission (“CFTC”) and currently intends to operate in a manner that would permit it to claim an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC.

A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors Involving Derivatives.”

Hedging.  Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings.  Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased.  The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio.  There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund.  The Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.

6

Indexed and Inverse Securities.  The Fund may invest in securities the potential return of which is based on an index or interest rate.  As an illustration, the Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate.  The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices.

In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate).  For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases.  Investing in such securities may subject the Fund to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices.  Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns.  When used for hedging purposes, indexed and inverse securities involve correlation risk (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.).

Swap Agreements.  Based on market conditions, the Fund expects to enter into swap agreements, including index and total return swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. In addition, the Fund may enter into options on swap agreements (swaptions). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative.

Bilateral swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearing houses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The Fund posts initial and variation margin by making payments to its clearing member FCMs.

As a result of rules adopted by the CFTC in 2012, certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearing house as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could affect this comparison.

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement not cleared through a central counterparty will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked-to-market daily, to avoid potential leverage. Further, with respect to swaps cleared through a central counterparty, the Fund will be subject to daily “variation” and “initial” margin requirements set by the central clearing counterparty and the Fund’s clearing broker.

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To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, NCRAM and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps that are not cleared through a central counterparty only with counterparties meeting certain creditworthiness standards.

Regulators will require most liquid swaps to be traded and executed on trading facilities. Certain CFTC-regulated swaps that are subject to mandatory clearing are currently required to be executed on such a trading facility, called a “swap execution facility.” It is not yet clear when the parallel SEC requirements will go into effect. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps.

Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

Credit Default Swap Agreements and Similar Instruments.  The Fund may enter into credit default swap agreements and similar agreements.  The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund.  The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  When acting as a seller of a credit default swap or a similar instrument, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities.  Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets.  For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other

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securities in which the issuer invests.  For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.  This, in turn, would reduce the amount of income and principal that the Fund would receive.  The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements.  The Fund may enter into total return swap agreements.  Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.  Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder.  Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty.  Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value (“NAV”) at least equal to the accrued excess will be segregated by the Fund.  If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Options on Securities and Securities Indexes.

Types of Options.  The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates.  Such investments may be made on exchanges and in over the counter (“OTC”) markets.  In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation.  OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.  See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”

Call Options.  The Fund may purchase call options on any of the types of securities or instruments in which it may invest.  A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period.  The Fund also may purchase and sell call options on indices.  Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options.  A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has

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established cover by segregating liquid instruments on its books.  The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.  Covered call options also serve as a partial hedge to the extent of the premium received against a decline in the price of the underlying security.  Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

Put Options.  The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return.  By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires.  The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.  The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments.  The Fund will receive a premium for writing a put option, which increases the Fund’s return.

Futures.  The Fund may engage in transactions in futures and options thereon.  Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  No price is paid upon entering into a futures contract.  Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value.  Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date.  In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive.  In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.  The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities.  Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions.  The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities.  Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

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The Fund may only write “covered” put and call options on futures contracts.  The Fund will be considered “covered” with respect to a call option written on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future.  The Fund will be considered “covered” with respect to a put option written on a futures contract if the Fund owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if the Fund segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option).  There is no limitation on the amount of the Fund’s assets that can be segregated.

Foreign Exchange Transactions.  The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns.  Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security.  In such circumstances, for example, the Fund may purchase a foreign currency put option enabling the Fund to sell a specified amount of yen for dollars at a specified price by a future date.  To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option.  To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires the Fund to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”).  By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.  Straddles of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above.  The Fund will not attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions.  Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot foreign exchange transactions are similar but require current, rather than future, settlement.  The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns.  The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future.  The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.  Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

Currency Futures.  The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon.  Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts.  See the sub-section entitled “Futures.”  Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options.  The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options.  Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency.  The Fund may engage in transactions in options on

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currencies either on exchanges or OTC markets.  See “Types of Options” and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” in this SAI. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Hedging.  The Fund may use currency hedging instruments to seek to enhance returns.  Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency.  The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”).

Risk Factors in Hedging Foreign Currency.  Hedging transactions involving Currency Instruments have substantial risks, including correlation risk.  While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate.  Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective.  To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions.  Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency.  There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts.  There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell.  Governmental imposition of credit controls might limit any such forward contract trading.  With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts.  Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.  The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors Involving Derivatives.  Derivatives are volatile and involve significant risks, including:

Counterparty Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty — the risk that a clearing broker or clearing organization uses the Fund’s assets, which a clearing broker or clearing organization holds in an omnibus account, to satisfy the losses or payment obligations of another customer.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in

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the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Volatility Risk — the risk that the prices of derivatives may fluctuate significantly within a short time and the fluctuations in values of derivatives may not correlate perfectly with the overall securities market.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.  In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (the “IRS”).

Regulatory Risk — the risk that new regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance.

The Fund intends to enter into transactions involving derivatives if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”  However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price.  It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund.  When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.  Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price.  The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments.  The Fund will generally acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which NCRAM anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.  Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations.  The Fund will attempt to minimize the risk that a counterparty will become bankrupt or

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otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

DOLLAR ROLLS.  The Fund may enter into dollar rolls.  In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party.  During the roll period, the Fund forgoes principal and interest paid on the securities.  The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.  The Fund will segregate cash or other liquid assets, marked to market daily, having a value equal to the obligations of the Fund in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities sold by the Fund but which the Fund is obligated to repurchase under the agreement.  In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.  Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

EXCHANGE-TRADED FUNDS.  The Fund may invest in exchange traded funds (“ETFs”).  ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes.  ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund’s investment strategies.  The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.

FOREIGN INSTRUMENTS.  The Fund may invest in foreign debt and/or equity securities and related derivative instruments.  Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk.  Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States.  However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.  In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position.  Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk.  Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar.  Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that

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currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States.  The Fund generally holds its foreign securities and cash in foreign banks and securities depositories.  Some foreign banks and securities depositories may be recently organized or new to the foreign custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt.  In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States.  The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or there is a delay in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or there is a delay in settling a sale of securities, the Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party the Fund could be liable to that party for any losses incurred.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

INVESTMENT IN EMERGING MARKETS.  The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets.  Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy.  Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies.  In such a dynamic environment,

15

there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons.  This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

INVESTMENT IN OTHER INVESTMENT COMPANIES.  The Fund may invest in other investment companies, including ETFs.  In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies.  In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any single investment company.  (These limits do not restrict a feeder fund from investing all of its assets in shares of its master portfolio.)

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1 and 12d1-3 promulgated by the SEC under the 1940 Act and pursuant to the terms and conditions of exemptive orders granted by the SEC to certain ETFs.  As with other investments, investments in other investment companies are subject to market and selection risk.  In addition, if the Fund acquires shares in other investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

HIGH YIELD BONDS.  High yield bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that NCRAM determines to be of comparable quality (commonly referred to as “junk bonds”).  Although high yield bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund.  The major risks in high yield bond investments include the following:

·
High yield bonds are issued by less creditworthy issuers.  These securities are vulnerable to adverse changes in the issuer’s economic condition and to general economic conditions.  Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

·
The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  If the issuer experiences financial stress, it may be unable to meet its debt obligations.

·	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

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·
High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If an issuer redeems the high yield bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·
Prices of high yield bonds are subject to extreme price fluctuations.  Negative economic developments may have a greater impact on the prices of high yield bonds than on other higher rated fixed income securities.

·
High yield bonds may be less liquid than higher rated fixed income securities even under normal economic conditions.  There are fewer dealers in the high yield bond market, and there may be significant differences in the prices quoted for high yield bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

·	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

MONEY MARKET INSTRUMENTS.  The Fund may invest in money market instruments.  Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. Government or its agencies.  Money market instruments also include bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

PREFERRED STOCK.  Preferred stock represents an equity or ownership interest in an issuer.  Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy.  However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings.  Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock.

“Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.  Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

REPURCHASE AGREEMENTS.  The Fund may invest in securities pursuant to repurchase agreements.  The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund’s repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.  This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations.  In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation.  Such agreements usually cover short periods, such as under one week.  Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.  In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price.  The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.  In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s

17

obligation to pay the repurchase price.  Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.  The Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC.  On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements.  The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

RESTRICTED SECURITIES. The Fund may purchase restricted securities.  Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act or an exemption from registration.  This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act or securities that are exempt from registration under the Securities Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a “safe harbor” from Securities Act registration requirements for qualifying sales to institutional investors.  When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security.  The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in NAM USA.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES.  Investment in debt issued by smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies.  The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general.  These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While the process of selection and continuous supervision by NCRAM does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved.  Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper.  Investing in small cap and emerging growth companies requires specialized research and analysis.  In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development.  The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.  Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

SENIOR LOANS AND BANK LOANS.  Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Fund can invest in a senior loan or bank loan through an assignment or participation.

The Fund will participate in assignments and participations and will not act as a direct lender; therefore it will not have a direct contractual relationship with the borrower and may not participate in structuring the loan, may not enforce compliance by the borrower with the terms of the loan agreement and may not have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the

18

assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by the Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When the Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund will generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks that those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Assignments and loan participations may be considered liquid, as determined by the NAM USA based on criteria approved by the Board.

NCRAM may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, a bank issuer of privately placed bank loans considered by the Fund may offer to provide NCRAM with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, NCRAM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other clients of NCRAM) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, NCRAM’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. NCRAM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures.  If NCRAM intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX.  The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value.  When the Fund makes a short sale, the security sold short is borrowed by the Fund and is delivered by the Fund to the broker-dealer through which the Fund made the short sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.  The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.  The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed.  With respect to the uncovered short positions, (1) the Fund is required to deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short and will not be less than the market value of the security, or (2) the Fund must otherwise cover its short position.  Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

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Because making short sales in securities not owned by the Fund exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk.  As a result, if the Fund makes short sales in securities that increase in value, the Fund will likely underperform similar investment companies that do not make short sales in securities they do not own.  The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price.  Although the Fund’s gain is limited to the price at which the Fund sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities.  However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund’s records or with its custodian.

SOVEREIGN DEBT.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

SUPRANATIONAL ENTITIES.  The Fund may invest in debt securities of supranational entities.  Examples of supranational entities include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank.  The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS.  The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.

The Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions.  Money market instruments typically have a maturity of one year or less as measured from the date of purchase.  The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

VARIABLE- AND FLOATING-RATE SECURITIES.  Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter).  In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and money market instruments.  Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a

20

rising interest rate environment and lower levels of income as interest rates decline.  For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

The Fund also may engage in credit spread trades.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS.  The Fund may purchase or sell securities that the Fund is entitled to receive on a when-issued basis.  The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment.  These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.  The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.  The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.  When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered.  The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price.  The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES.  The Fund may invest in adjustable rate and fixed rate U.S. Government securities.  U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government.  U.S. Government guarantees do not extend to the yield or value of the securities or the Fund’s shares.  Not all U.S. Government securities are backed by the full faith and credit of the United States.  Some are supported only by the credit of the issuing agency.  U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Obligations of Ginnie Mae, the Farmers Home Administration and the Small Business Administration, among others, are backed by the full faith and credit of the United States.  In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations.  These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped.  Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party.  The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

YANKEE OBLIGATIONS.  The Fund may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other

21

governmental entities of foreign countries and supranational entities, which securities are issued in the United States (Yankee obligations).  Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES.  The Fund may invest in zero coupon securities.  Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Upon maturity, the holder is entitled to receive the par value of the security.  While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future.  For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity.  These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.  The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments.  Pay-in-kind securities are securities that have interest payable by delivery of additional securities.  Upon maturity, the holder is entitled to receive the aggregate par value of the securities.  Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities.  During a period of severe market conditions, the market for such securities may become even less liquid.  In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.  Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest.  The required distributions will result in an increase in the Fund’s exposure to such securities.

DIRECTORS AND OFFICERS

The Fund’s Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law.  Information about the Board and officers is set forth below.  Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors.”  Directors who are deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Interested Directors.”

The Board oversees the Fund’s officers, who conduct and supervise the daily business operations of the Fund.  Any vacancy on the Board may be filled only by a majority of the remaining Directors, unless the 1940 Act requires the election of one or more such directors by stockholders.

The Fund’s executive officers are chosen each year at the first meeting of the Board following the annual meeting of stockholders, to hold office until the meeting of the Board following the next annual meeting of stockholders and until their successors are duly elected and qualify.

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Biographical Information of the Board of Directors

Certain biographical and other information relating to the Directors of the Fund is set out below:

Independent Directors (1)(2)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

[To be provided by amendment.]

Interested Directors(1)(2)(3)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Yutaka Itabashi (49) Director & President Portfolios Overseen: Two registered investment companies consisting of two portfolios
President of NAM USA and Nomura Global Alpha LLC (“NGA”) since 2013; Managing Director of Nomura Asset Management Co., Ltd. (“NAM”) from 2012 to 2013; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2007 to 2012.
None.

_______________
(1)	Each Director, other than Mr. Itabashi, joined the Fund’s Board on , 2015. Mr. Itabashi joined the Board in December 2014.
(2)	Unless otherwise noted, the address of all Directors is c/o NAM USA, Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.
(3)	Mr. Itabashi is deemed to be an “interested person” as defined in the 1940 Act by reason of his affiliation with NAM USA.

Explanatory Notes to Tables

·     There is no limit on the number of terms of office that Directors or officers may serve.

·     “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”), or other investment companies registered under the 1940 Act.

·     “Portfolios Overseen” includes all investment companies managed by NAM USA as of [December 31, 2014].  The investment companies for which NAM USA serves as manager include Korea Equity Fund, Inc. and Japan Smaller Capitalization Fund, Inc. (together, the “Fund Complex”).

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Biographical Information of the Officers of the Fund

Certain biographical and other information relating to the officers of the Fund is set out below:

Fund Officers (1)(2)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Yutaka Itabashi (49) President and Director	President of NAM USA and NGA since 2013; Managing Director of NAM from 2012 to 2013; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2007 to 2012.

Hiromichi Aoki (55) Vice President and Director	Managing Director of NAM USA since 2011; Managing Director and Head of Merchant Banking at Nomura International plc, London from 2006 to 2011.

Maria R. Premole (51) Vice President and Director	Vice President and head of Retail Product Management of NAM USA since 2013; Associate of NAM USA from 2008 to 2013.

Neil Daniele (54) Secretary
Chief Compliance Officer of NAM USA since 2005 and Managing Director of NAM USA since 2007; Chief Compliance Officer of NGA since 2008; Chief Compliance Officer of NCRAM and Nomura Funds Research and Technologies America, Inc. since 2009; Corporate Secretary of NAM USA since November 2013.

Amy J. Marose (36) Treasurer	Controller and Treasurer of NAM USA and Treasurer of NGA since October 2013; Vice President of NAM USA since 2009; Senior Manager at Deloitte & Touche LLP from 2007 to 2009.

Jamie Alusick (28) Assistant Treasurer	Associate of NAM USA since January 2013; Senior Associate at Rothstein Kass from 2010 to 2012; Associate at Rothstein Kass from 2008 to 2010.

__________________
(1)	Each individual became a Fund officer on December 22, 2014.
(2)	Unless otherwise noted, the address of all officers is c/o NAM USA, Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.

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Compensation of Directors and Officers.  The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates.  The Fund pays to each Director not affiliated with the Manager or any of its affiliates an annual fee of $[   ] plus $[  ] per Board or committee meeting attended in person and $[  ] per Board or committee meeting held by teleconference. If a committee meeting is held on the same day as a Board meeting, no additional compensation for attendance at the committee meeting will be paid.  The Chair of the Audit Committee will be paid an annual fee of $[  ] and the Chair will be paid an annual fee of $[  ].  The Fund pays each Independent Director such Director’s actual out-of-pocket expenses relating to attendance at meetings.

The following table sets forth the estimated compensation to be paid by the Fund to the Independent Directors for service on the Fund Board projected through the end of the Fund’s first full fiscal year, and the board of any other investment company in the Fund Complex for the most recently completed calendar year.  Interested Directors do not receive compensation from NAM USA-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Directors

Name and Position	Estimated Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex for Most Recent Calendar*
**
[To be provided by amendment.]

Explanatory Notes to Table

* Number of funds and portfolios represent those in existence as of [ ], and excludes funds that have merged or liquidated during the year.
**  Under a deferred fee agreement, certain Directors have elected to defer all or part of their total compensation from the Fund Complex. The total amount of deferred compensation accrued during the calendar year ended [ ], including investment results during the year on cumulative deferred fees, amounted to $[ ], $[ ], $[ ] and $[ ] for [ ], [ ], [ ], and [ ], respectively.

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Information about the Directors’ Experience,  Qualifications, Attributes and Skills

The Board believes that each of the Directors has the experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors to lead to the conclusion that the nominee and each Director should serve in such capacity in light of the Fund’s business and structure.  Each Director has substantial business and professional background and/or board experience that indicate his ability to critically review, evaluate, inquire, discuss and respond appropriately to information provided to him.  A Director’s ability to perform his duties effectively may have been attained through the Director’s business, professional, consulting, public service and/or academic positions; experience from service as a board member of the Fund and another fund in the Fund Complex; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of the nominee and each Director that support the conclusion that each person should serve as a Director.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Fund’s business and structure, the Nominating Committee and the Board emphasizes the information discussed in each of the Directors’ individual biographies set forth above.

[Directors’ qualifications to be filed by amendment.]

References to the experience, qualifications, attributes and skills of each Director are provided pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience, and do not impose any greater duty or liability on any Director or on the Board.

Leadership Structure and Oversight Responsibilities of the Board of Directors

The Board is responsible for the oversight of the Fund’s operations.  The Board consists of [   ] Directors, [   ] of whom are not “interested persons” of the Fund within the meaning of the 1940 Act.  The Board has established a Nominating Committee, a Governance and Compliance Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund.  Each of the Board committees is chaired by an Independent Director.  The Directors have designated [   ], an Independent Director, to serve as the Chair of the Board (the “Chair”).

The Chair presides at each Board meeting, establishes the agenda for Board meetings, coordinates with management between Board meetings and acts as the primary liaison between the Independent Directors and Fund management.  The Independent Directors believe that the utilization of an Independent Chair provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities.  The Independent Directors also regularly meet among themselves and the Chair plays an important role in communicating with Fund management and in identifying matters of special interest to be addressed by Fund management with the Board.  The Chair may also perform such other functions as may be requested by the Directors from time to time.  Designation as Chair does not impose on such Director any duties or standards greater than or different from other Directors.

The Board’s risk management role within the Fund is one of informed oversight.  The Board has emphasized to Fund management the importance of maintaining vigorous risk management policies and procedures.  Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.  The Governance and Compliance Committee monitors corporate governance matters and makes recommendations to the Board.

The Fund’s operations entail a variety of risks including investment risk, counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risks.  Through processes and procedures implemented by the Fund, Fund management identifies key risks that may affect the Fund and brings these risks to the attention of the Board at Board meetings.  The Board’s oversight function is facilitated by management reporting processes that are designed to provide transparency to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks.  The Fund’s Chief Compliance Officer as well as various personnel of the adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Board and appropriate committees with respect to various aspects of risk management, including results of the implementation and testing of the Fund’s and such providers’ compliance programs.  For example, the Audit Committee discusses the Fund’s risk management and internal controls with respect to accounting and financial matters with the independent registered public

26

accounting firm engaged by the Fund.  The Board reviews valuation policies and procedures.  As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not of active involvement in the day-to-day risk management activities of the Fund.  The Board reviews its role in overseeing the Fund’s risk management from time to time and may in its discretion make changes at any time.

Additional Information Concerning Directors

Committees and Directors’ Meetings.  The Board has a standing Audit Committee, a standing Governance and Compliance Committee and a standing Nominating Committee, each of which consists of all of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards.  The principal responsibilities of the Audit Committee, the Governance and Compliance Committee and the Nominating Committee are described below.  The Fund has no standing Compensation Committee.  The Independent Directors have retained independent legal counsel to assist them in connection with their duties.

Audit Committee.  Pursuant to the Audit Committee Charter adopted by the Fund’s Board in [   ], the Audit Committee’s principal responsibilities are to:  (i) oversee the Fund’s independent accountants and the annual audits of the Fund’s financial statements; (ii) approve all audit engagements, fees and terms for the Fund; (iii) meet with the independent accountants at least annually (in a confidential meeting to the extent determined by the Audit Committee Chair) to review the conduct and results of each audit and discuss the audited and unaudited financial statements, including those matters required to be discussed by the Statement of Accounting Standards 61, as amended, and any other communications required to be discussed with the Audit Committee pursuant to applicable laws and regulations; (iv) evaluate the independence and objectivity of the independent accountants, including obtaining a formal written statement delineating all relationships between the independent accountants and the Fund and any service providers consistent with the rules of the Public Company Accounting Oversight Board; and (v) oversee and receive reports on the Fund’s financial reporting process and resolve any disagreements between Fund management and the independent accountants regarding financial reporting.

The Audit Committee consists of [ ] (Chair), [ ] and [ ].  The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act.

Nominating Committee; Consideration of Potential Director Nominees.  The principal purpose of the Nominating Committee is to identify, evaluate, select and appoint or nominate the independent (i.e., non-interested) Directors of the Fund to fill vacancies among the independent directors.  The Committee is also responsible for nominating those independent directors to be included as nominees for the Board in the proxy materials for the Fund.  It evaluates independent director candidates’ qualifications for Board membership and their independence from the Fund’s manager and its affiliates and other principal service providers.  The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group.

In seeking to identify candidates that it believes are highly qualified to serve as Independent Directors of the Fund, the Nominating Committee may consider potential director candidates recommended by Fund Stockholders, taking into account the criteria for independent directors adopted by the Nominating Committee and any applicable regulatory requirements; are not “interested persons” of the Fund or the Fund’s Manager within the meaning of the 1940 Act; and are “independent” as defined in the NYSE listing standards. In evaluating a candidate recommended to the Committee by Fund Stockholders, the Committee will take into account the objectives of the Stockholder in submitting the candidate’s name for consideration and whether or not such objectives are consistent with the interests of all Stockholders.  The Committee has determined that potential director candidates recommended by Fund Stockholders must satisfy the SEC’s nominee information requirements found in Regulation 14A of the 1940 Act.

Stockholders recommending potential director candidates to the Nominating Committee must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Nominating Committee’s Chair.  Notice to the Nominating Committee’s Chair should be provided in accordance with the deadline specified in the Fund’s Bylaws and include the information required by the Fund’s Bylaws.

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The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.

The Nominating Committee consists of [ ] (Chair), [ ] and [ ].  The Board has determined that each member of the Nominating Committee is not an “interested person” as defined in the 1940 Act. The Nominating and Governance Committee Charter is available on the Fund’s website.

Governance and Compliance Committee. The principal purpose of the Governance and Compliance Committee is to monitor the procedures of the Board and its Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.  This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The Committee also oversees the Fund’s compliance policies and procedures and those of its service providers adopted pursuant to Rule 38a-1 of the 1940 Act, including recommending to the Board the designation of the person to serve as the Fund’s Chief Compliance Officer.  The Committee oversees the annual self-evaluation of the Independent Directors of the Fund and will address matters that the Committee considers relevant to the Independent Directors’ performance.

The Governance Committee consists of [ ] (Chair), [ ] and [ ]. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act.

Share Ownership

Information relating to each Director’s share ownership in all other registered funds in the Fund Complex that are overseen by the respective Directors as of December 31, 2014 is set forth in the chart below.  As the Fund is newly offered, none of the Directors own any Common Stock of the Fund. However, the Directors may purchase Common Stock of the Fund in this offering and/or thereafter.

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Name	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Director Share Ownership: Independent Directors

Director Share Ownership: Interested Directors

[None of [  ], [  ], [  ] or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.]

Stockholder Communications with Directors.  Stockholders can communicate directly with Directors by writing to the Chair of the Board, c/o the Fund, Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.  Stockholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.  Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Manager

The manager of the Fund is NAM USA.  NAM USA is a wholly-owned subsidiary of Nomura Asset Management Co., Ltd.  NAM USA is registered as an investment adviser with the SEC and specializes in providing investment management services to segregated institutional client portfolios and investment vehicles.  Its client base includes U.S. and Canadian pension plans and investment funds, including two U.S. registered closed-end funds, operating in North America and/or Japan. NAM USA was established in 1997 through the merger of Nomura Capital Management, Inc. and Nomura Asset Management (U.S.A.) Inc.

NAM USA’s principal address is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.  As of September 30, 2014, NAM USA had total assets under management of approximately $1.624 billion.

Under its management agreement with the Fund (the “Management Agreement”), NAM USA agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of the Fund.  In addition to the management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM USA is obligated to perform, or arrange for the performance of the administrative and management services necessary for the operation of the Fund.  NAM USA is also obligated to provide personnel necessary to perform its duties thereunder.

Under the terms of the Management Agreement, the Fund is responsible for payment of all expenses other than those specifically payable by NAM USA.

For its services, the Fund pays NAM USA a monthly fee at the annual rate of [·]%, payable in arrears, of the average daily value of the Fund’s Managed Assets.  “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).  For purposes of this calculation, average daily value of the Fund’s Managed Assets is determined at the end of each month on the basis of the average value of the Fund’s Managed Assets of the Fund for each day during the month.

The Management Agreement provides that NAM USA will not be liable under the Management Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in

29

the performance of NAM USA’s duties, or by reason of NAM USA’s reckless disregard of its obligations and duties thereunder.

This Management Agreement will remain in force for a period of two years from its date and will continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party to the Management Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors, or by the vote of a majority of the outstanding voting securities of the Fund. The Management Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Board on 60 calendar days’ written notice by the Manager to the Fund or by the Fund to the Manager.

Investment Adviser

NCRAM is the Fund’s investment adviser.  NCRAM is a professional investment management firm registered with the SEC and provides investment advisory services to institutional clients and collective investment vehicles.  It is 99% owned by Nomura Holding America Inc.  Nomura Holdings, Inc., the ultimate parent company located in Tokyo, Japan, owns the remaining 1%.  NCRAM will be responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Fund’s Board and NAM USA.

NCRAM’s principal address is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.  As of September 30, 2014, NCRAM had total assets under management of approximately $14.9 billion.

In accordance with the terms of the Management Agreement, NAM USA has retained NCRAM to act as the investment adviser for the Fund.  Pursuant to the investment advisory agreement between NAM USA and NCRAM (the “Investment Advisory Agreement”), NCRAM will provide certain investment advisory services to NAM USA with respect to the Fund subject to the oversight of NAM USA and in accordance with the Fund’s investment objective and policies.

NAM USA (and not the Fund) will pay a portion of the management fees it receives from the Fund, in an amount equal to [  ]% of such management fee, payable monthly in arrears, to NCRAM in return for NCRAM’s services.

The Investment Advisory Agreement provides that NCRAM will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties.

The basis for the Board’s initial approval of the Fund’s Management and Investment Advisory Agreements will be provided in the Fund’s initial report to the holders of Common Stock.  The basis for subsequent continuations of the Fund’s investment advisory and subadvisory agreements will be provided in annual or semi-annual reports to the holders of Common Stock for the periods during which such continuations occur.

Other Accounts Managed by the Portfolio Managers

The following tables set forth certain information with respect to the portfolio managers for the Fund.  Unless noted otherwise, all information is provided as of [    ], 2015.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:  registered investment companies, other pooled investment vehicles, and other accounts.  For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

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As the Fund is newly offered, none of the portfolio managers own any Common Stock of the Fund.  However, the portfolio managers may purchase Common Stock of the Fund in this offering and/or thereafter.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets

[To be provided by amendment.]

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus, notional stock units, and other deferrals.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, there is a review of his specialties and expertise, a review of his capabilities to achieve assigned duties, and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus, notional stock units, and other deferrals. The bonus is based on both quantitative and qualitative assessment. The quantitative assessment generally takes into account the performance of each of the portfolio manager’s accounts, as well as a peer group comparison. The performance is computed on a pre-tax basis over the average of the most recent one-year, three-year and five-year periods, compared against the benchmarks established for such accounts during the same periods. The qualitative assessment includes reviewing the portfolio manager’s overall contribution to NCRAM, focusing primarily on the contribution to the management of the investment team and to client service and marketing. Portfolio managers are also members of NCRAM’s Investment Committee, and consideration is also given to their contributions to investment discussions held by the Committee. A bonus can represent up to 100% or more of base salary. A portion of the discretionary compensation is generally cash and another portion is generally delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc. There can also be other deferrals tied to various performance metrics.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NCRAM has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

NET ASSET VALUE

The Fund determines its NAV on each day on which the Fund is open for business, as of the close of regular trading on the NYSE (generally, 4:00 pm Eastern Time).  NAV is computed by dividing the value of the securities held by the Fund plus any cash and other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares of Common Stock outstanding at such time.  Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares.  As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Fund uses market prices to value securities issued by U.S. companies. In addition, the Fund will use fair value methods approved by the Board each day that the NYSE is open for business. Fair value determinations may be made by the Fund’s independent pricing service or by the Fund’s Pricing and Fair Valuation Committee (the “Pricing Committee”) pursuant to procedures adopted by the Fund’s Board. As a result, the Fund’s value for a security is likely to be different from quoted market prices.

If information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or

31

market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates NAV, then the security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Fund’s pricing and valuation procedures. These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Foreign securities values may also be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.

The Board has adopted valuation procedures for the Fund that require daily fair valuation by an independent pricing service approved by the Board and has delegated day-to-day responsibility for fair value determinations to the Pricing Committee. Fair value determinations that affect the Fund’s NAV are subject to review, approval or ratification by the Board. The Fund uses fair value pricing to seek to ensure that the Fund’s NAV reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value.

PORTFOLIO TRANSACTIONS

NCRAM is primarily responsible for the selection of broker-dealers to execute the Fund’s portfolio transactions. In executing such transactions, it is NCRAM’s policy to seek to obtain best execution (which may or may not result in paying the lowest available brokerage commission or dealer spread). As a result, in selecting broker-dealers NCRAM takes into account many factors, including but not limited to: the execution capability of the broker-dealer; the desired timing of the trade and the broker-dealer’s ability to meet the sub-advisor’s requested speed of execution; the order size and market depth; the broker-dealer’s access to primary markets and quotation sources; the broker-dealer’s access to certain markets; the trading characteristics of the security; the creditworthiness of the broker-dealer; the financial responsibility of the broker-dealer; the ability of the broker-dealer to act on a confidential basis; the ability of the broker-dealer to act with minimal market impact; the ability of the broker-dealer to locate sources of liquidity and to effect transactions when a large block of securities is involved or where liquidity is limited; the overall responsiveness of the broker-dealer; the broker-dealer’s ability and willingness to commit capital; the broker-dealer’s trade processing and settlement capabilities; and other factors that may bear on the overall evaluation of best price and execution. In addition, the provision of research may be a consideration for certain transactions, as described below.

The Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. In placing brokerage transactions, broker-dealers may furnish NCRAM with their proprietary research. NCRAM will use this proprietary research to service all or a portion of its clients, including accounts of affiliated entities and the Fund. Under Section 28(e) of the Exchange Act, investment managers are permitted to cause a client to pay a higher commission than another broker-dealer might have charged for research and/or brokerage services provided by the broker-dealer that provide lawful and appropriate assistance to the investment manager in the investment decision-making process or trade execution process. In such circumstances, an investment manager is deemed to have paid for such research or brokerage services with “soft dollars.” Soft dollars will be used within the safe harbor created by Section 28(e).

Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, the Fund will endeavor to achieve the best net results in effecting such transactions.

When NCRAM uses Fund commissions to obtain research and brokerage services, NCRAM obtains a benefit because it does not have to produce or pay for the research and services. NCRAM also has an incentive to select broker-dealers based on its interest in receiving the research or other products or services, rather than based on its

32

clients’ best interests in receiving the most favorable execution. However, NCRAM believes that they are able to negotiate costs on client transactions that are competitive and consistent with their policies to seek best execution. To the extent that soft dollars or the equivalent are earned with respect to a transaction made on behalf of a client, such research or other products or services received will not always be used by or for the benefit of the specific client that pays the brokerage commission used to obtain such research.

The Fund invests principally in debt and debt-related securities. Debt and debt-related securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis without a stated commission but at prices reflecting a dealer spread. Debt and debt-related securities may also be purchased from underwriters at prices that include underwriting fees. Because of this pricing structure, NCRAM, when acting on behalf of the Fund, does not direct debt and debt-related transactions to particular broker-dealers for soft dollars when purchasing securities. However, when selecting a broker-dealer for an equity transaction, NCRAM, acting on behalf of the Fund, may take into account the value of proprietary research services provided by the broker-dealer, as long as such consideration does not jeopardize the objective of seeking best execution. These so-called soft dollar arrangements are designed to augment the internal research and investment strategy capabilities of NCRAM. Broker-dealers may provide NCRAM with proprietary research through written reports, telephone contracts, and meetings with security analysts, data disks or on-line data links. The written reports typically contain recommendations of brokerage research analysts and monetary and economic data prepared by brokerage research departments. The data links may furnish analytical services.

Transactions with Affiliates

The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, NAM USA or NCRAM for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Directors, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

NCRAM may purchase investments (including Rule 144A securities) for the Fund from a third party unaffiliated with Nomura Securities International, Inc., an affiliate of NAM USA and NCRAM, or any of its affiliates (collectively, “NSI”), where NSI is a member or manager of the underwriting syndicate.  NCRAM will not purchase investments for the Fund directly from NSI.

Trade Allocation

The same security may often be held in the portfolio of the Fund and another fund or account managed by NCRAM. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by NCRAM to be appropriate and equitable to the Fund or investment account. In some cases, adherence to these procedures could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund.

Compensation Paid

The Fund may pay compensation, including both commissions and spreads, in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

33

NAM USA and NCRAM may effect portfolio transactions without regard to holding period, if, in their judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of these investment policies, the Fund may engage in a substantial number of portfolio transactions.

CODE OF ETHICS

The Board, including a majority of the Independent Directors, will adopt a code of ethics of the Fund pursuant to Rule 17j-1 under the 1940 Act and will approve NAM USA’s and NCRAM’s code of ethics that were adopted by them in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940, as amended.  These codes of ethics will establish procedures for personal investments and restrict certain personal securities transactions.  Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The codes of ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to:  SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 205490102.  This reference to the website does not incorporate the contents of the website into this SAI.

PROXY VOTING POLICIES

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to NAM USA, which in turn has delegated the responsibility to NCRAM in accordance with NCRAM’s proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by NCRAM on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, are attached hereto as Appendix B. Information regarding how the Fund votes proxies related to portfolio securities during the most recent 12-month period will be made available without charge at the Fund’s website at [website] or on the website of the Securities and Exchange Commission at http://www.sec.gov.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund).  Unlike open-end funds (which are generally referred to as mutual funds) closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder.  As a result, if stockholders wish to sell shares of a closed-end fund they must trade them on the exchange on which such shares are listed as they would with respect to any other listed stock at the prevailing market price at that time.  Stockholders of a mutual fund have the right to redeem or sell their shares back to the mutual fund on a daily basis and receive an amount equal to the NAV of the shares less any applicable redemption fee.

Shares of closed-end funds frequently trade at a discount to their NAV.  Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Board might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs intended to reduce the discount.  The Fund cannot guarantee or assure, however, that the Board will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share of Common Stock

REPURCHASE OF COMMON STOCK

Because the Fund is a closed-end management investment company, its stockholders will not have the right to cause the Fund to redeem their Common Stock.  Instead, the Common Stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic

34

conditions and other factors.  Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Stock in the open market but is under no obligation to do so.

Notwithstanding the foregoing, at any time if the Fund has preferred stock outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (i) all accumulated preferred stock dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the Fund has an asset coverage of at least 200% after deducting the amount of such purchase, redemption or acquisition, as applicable.  Similarly, if the Fund has outstanding indebtedness, the Fund generally may not purchase, redeem or acquire its capital stock unless the Fund has an asset coverage of at least 300% after deducting the amount of such purchase, redemption or acquisition, as applicable.  Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering stockholder.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Stock or to make a tender offer for those shares.  Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income.  Any share repurchase, tender offer or borrowing approved by the Board would have to comply with the [NYSE] listing requirements and the Exchange Act, the 1940 Act, and the rules and regulations thereunder.

There is no assurance that, if action is undertaken to repurchase or tender for shares of Common Stock, such action will result in the Common Stock trading at a price that approximates its NAV per share.  Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s Common Stock, stockholders should be aware that the acquisition of Common Stock by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding and any amount borrowed.

CONVERSION TO OPEN-END FUND

If the Fund were to convert to an open-end company, it would be required to redeem all preferred stock then outstanding, to pay down borrowings and outstanding debt other than bank borrowings (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Stock would no longer be listed on the [NYSE].  In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV per share, less any redemption charge that is in effect at the time of redemption.  In addition, if the Fund were to convert to an open-end company, it would not be able to invest more than 15% of its net assets in illiquid securities, which may necessitate a substantial repositioning of the Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by the Fund, and may adversely affect Fund performance and Common Stock dividends.  The Fund’s charter provides that charter amendments that would convert the Fund from a closed-end company to an open-end company, require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of any market discount of Common Stock, the liquidity of the Fund’s portfolio, the effect of any action that might be taken on the Fund or its stockholders, and market considerations.  Based on these considerations, even if the Fund’s Common Stock should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

TAX MATTERS

The discussion below provides general tax information related to an investment in the Common Stock.  Because tax laws are complex and often change, stockholders are encouraged to consult their tax advisors about the tax consequences of an investment in the Fund.  Unless otherwise noted, the following tax discussion applies only to U.S. stockholders that hold the Common Stock as a capital asset (generally, property held for investment).  A U.S. stockholder is, for U.S. federal income tax purposes, (a) an individual who is a citizen or resident of the United States, (b) a U.S. corporation, (c) a trust that (i) is subject to the primary supervision of a court in the United States and one or more U.S. persons has the authority to control all substantial decisions of the trust or (ii) has made a valid

35

election to be treated as a U.S. person, and (d) any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, U.S. stockholders whose “functional currency” is not the U.S. dollar, tax exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code.  To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other conditions:  (1) distribute to its stockholders in each taxable year at least 90% of the sum of its investment company taxable income (that is, income other than its net realized long-term capital gain over its net realized short-term capital loss, but without regard to the deduction for dividends paid) and its net tax exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, and (b) net income derived from interests in “Qualified Publicly Traded Partnerships” (that is, partnerships that are traded on an established securities market or readily tradable on a secondary market that derive less than 90% of their gross income from the items described in (a) above); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.  As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital loss), if any, that it distributes in each taxable year to its stockholder.  The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year, 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution (collectively, the “Minimum Required Distribution”), is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the Minimum Required Distribution.  For these purposes, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. To avoid the imposition of this excise tax, the Fund intends to make distributions of its ordinary taxable income and its capital gain net income at least equal to the Minimum Required Distribution, to the extent possible, by the close of each calendar year.

Distributions to its stockholders by the Fund of ordinary income (including “market discount” realized by the Fund), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of “qualified dividend income,” be taxable to stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits.  Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned Common Stock.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a stockholder as a return of capital that is applied against and reduces the stockholder’s basis in his or her shares of Common Stock.  To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock.  A non-corporate stockholder should also be

36

aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual stockholders.  Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock.  Stockholders receiving distributions in the form of additional Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Stock with a fair market value equal to or greater than NAV, in which case, stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock.  The additional Common Stock received by a stockholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Common Stock was credited to the stockholder’s account and stockholders will have a tax basis in the additional Common Stock equal to the value the stockholder is treated as receiving as part of the distribution.  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by stockholders) on December 31 of the year in which declared.  In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year.  In such case, stockholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.  For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

In general, the sale or other disposition of Common Stock will result in capital gain or loss to stockholders.  A stockholder will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in the Common Stock sold.  As noted above, a stockholder’s adjusted tax basis may be reduced by distributions to stockholders in excess of the Fund’s current and accumulated earnings and profits.  A stockholder’s gain or loss generally will be a long-term gain or loss if the Common Stock has been held for more than one year.  Present law taxes both long-and short-term capital gains of corporations at the rates applicable to ordinary income.  For non-corporate taxpayers, however, under current law net capital gains are taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 39.6%.  Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances.  Losses realized by a holder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock. In addition, no loss will be allowed on the sale or other disposition of Common Stock if the owner acquires (including pursuant to the dividend reinvestment plan) Common Stock, or enters into a contract or option to acquire securities that are substantially identical to the Common Stock within 30 days before or after such sale or other disposition.  In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.  Generally, a stockholder’s broker or financial intermediary will report to the IRS and to the stockholder the amount of sale proceeds that a shareholder receives from selling fund shares.  The stockholder’s basis in those shares and the character of any gain or loss that the stockholder realizes on the sale (that is, short-term or long-term) will also be subject to such reporting.

A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Fund will invest a portion of its net assets in below investment grade instruments.  Investments in these types of instruments may present special tax issues for the Fund.  U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable.  These and other issues will be addressed by the Fund, to the extent necessary; in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

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Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year during which the Fund holds the securities, even though the Fund receives no cash interest payments.  If the Fund acquires debt instruments that are issued as part of a package of investments along with warrants and/or equity securities, the Fund might also be required to accrue original issue discount of an amount equal to the value of such warrants and/or equity securities (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such package of investments).  Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax.  Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Gain derived by the Fund from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price (or, in the case of an original issue discount obligation, revised issue price) of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis.  If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

The Fund’s transactions in foreign currencies, forward contracts and futures contracts (including futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to stockholders.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (that is, treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.  The Fund will endeavor to monitor its transactions and will endeavor to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules.  All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund’s status as a regulated investment company for income tax purposes may depend on the tax treatment of swaps and other derivative contracts, which is not entirely clear in certain respects.  While the Fund intends to

38

account for swaps and other derivative contracts in a manner it considers to be appropriate, the IRS may not agree, in which case the status of the Fund as a regulated investment company for income tax purposes could be affected.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.  Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund’s investment in non-U.S. instruments may be subject to non-U.S. withholding taxes.  In that case, the Fund’s yield on those securities would be decreased.  Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by the Fund.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses realized after October as well as certain ordinary losses incurred after October or December, as appropriate until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of stockholder distributions.

The Fund may be required to withhold from all distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain stockholders specified in the Code generally are exempt from such backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

In general, distributions to a non-U.S. stockholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Distributions that are effectively connected with a non-U.S. stockholder’s conduct of a U.S. trade or business, however, are taxable under different rules.)  In order to obtain a reduced rate of withholding, a non-U.S. stockholder will be required to provide an IRS Form W-8BEN, Form W-8BEN-E or substitute form certifying its entitlement to benefits under a treaty.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest realized after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information.  Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The foregoing tax discussion is for general information only.  The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its stockholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions.  Stockholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.  Additionally, an investment in the Fund may have consequences under state, local or foreign tax law, about which investors should consult their own tax advisers.

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CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

[·] is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund.  The principal business address of [·] is [·].

[·] serves as the transfer agent and registrar and [·] serves as the dividend paying agent of the Fund.  The principal business address of [·] is [·].

EXPERTS

The financial statement of the Fund as of and for the period ended [·] included in this SAI has been included in reliance of the report of [·], independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting.  [·] provides the Fund with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.  The principal business address of [·] is [·].

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC.  You may obtain the complete Registration Statement from the SEC’s website (http://www.sec.gov) or from the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  To obtain annual and semi-annual stockholder reports electronically (when available), please visit the Fund’s website ([website]), which also provides a link to the SEC’s website, or call (800) 833-0018 (toll-free).  You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

Statements contained in the Fund’s prospectus and SAI as to the contents of any material contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such material contract or other document required by SEC rules to be filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

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Report of Independent Registered Public Accounting Firm

[To be filed by amendment.]

41

Financial Statements

[To be filed by amendment.]

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APPENDIX A
APPENDIX A -  DESCRIPTION OF SECURITY RATINGS†

Standard & Poor’s Ratings Services —A brief description of the applicable Standard & Poor’s Ratings Services (“S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on MTN programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the United States, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  MTNs are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

·     Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

·     Nature of and provisions of the obligation, and the promise we impute;

·     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA” An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

“A” An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

___________________________
† The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed.  Ratings are generally given to securities at the time of issuance.  While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“BBB” An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C” Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

“B” An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation

“CCC” An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” An obligation rated “C” is currently highly vulnerable to nonpayment,and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-) The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”  This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1” A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

“C” A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

“L” Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

“p” This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

 “pi” Ratings with a “pi” suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

“prelim” Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

·	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

·
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P policies.

·
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

·
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

·
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

·	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

“sf” The “sf” identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when S&P believes it appropriate. The addition of the “sf” identifier to a rating does not change that rating's definition or our opinion about the issue's creditworthiness.

“t” This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

“unsolicited” Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

“*” This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998..

“c” This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

“G” The letter “G” followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

“pr” The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

“q” A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

“r” The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc. —A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG TERM OBLIGATION RATINGS

Moody’s long-term obligation ratings are forward-looking opinions of the relative credit risks of financial obligations and are assigned to issuers or obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Global Long-Term Rating Scale:

“Aaa” Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A” Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

“Baa” Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

“B” Obligations rated B are considered speculative and are subject to high credit risk.

“Caa” Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “hyb” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

MEDIUM TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated).  To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs.  A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating.  In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a MTN program.  Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short Term Rating Definitions:

Moody’s short term ratings are opinions of the ability of issuers to honor short term financial obligations.  Ratings may be assigned to issuers, short term programs or to individual short term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings —A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL IS AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”—“D” and “F1”—“D”) are used for debt and financial strength ratings.  The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs).  IDRs opine on an entity’s relative vulnerability to default on financial obligations.  The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose nonpayment would best reflect the uncured failure of that entity.  As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.  For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

“AAA” Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” Very high credit quality.  “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” High credit quality.  “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” Substantial credit risk.  Default is a real possibility.

“CC” Very high levels of credit risk.  Default of some kind appears probable.

“C” Exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill.  Conditions that are indicative of a “C” category rating for an issuer include:

a.  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.  Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” Restricted default.  “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.  This would include:

a.  the selective payment default on a specific class or currency of debt;

b.  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.  execution of a distressed debt exchange on one or more material financial obligations.

“D” Default.  “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B”.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

·	The ratings do not predict a specific percentage of default likelihood over any given time period.

·	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

·	The ratings do not opine on the liquidity of the issuer’s securities or stock.

·	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

·	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

·	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings—Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“Fl” Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

“F3” Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

“B” Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” High short-term default risk.  Default is a real possibility.

“RD” Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

·	The ratings do not predict a specific percentage of default likelihood over any given time period.

·	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

·	The ratings do not opine on the liquidity of the issuer’s securities or stock.

·	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

·	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Please review the section “Understanding Credit Ratings—Limitations and Usage” on Fitch’s website for further information on the limitations of the agency’s ratings.

APPENDIX B

APPENDIX B -  PROXY VOTING POLICIES OF NCRAM

[To be filed by amendment.]

B-1

PART C

OTHER INFORMATION

Item 25.                 Financial Statements and Exhibits

(1) Financial Statements
Statement of assets and liabilities, dated as of [ ].

(2) Exhibits
(a)	Articles of Incorporation.(1)
(b)	Bylaws.(1)
(c)	Not Applicable.
(d)	Portions of the Articles of Incorporation and Bylaws of the Registrant defining the rights of holders of shares of common stock of the Nomura Credit Long/Short Fund, Inc. (the “Registrant”).*
(e)	Form of Dividend Reinvestment Plan.(2)
(f)	Not Applicable.
(g)(1)	Form of Management Agreement between the Registrant and Nomura Asset Management U.S.A. Inc. (the “Manager”).(2)
(g)(2)	Form of Investment Advisory Agreement between the Manager and Nomura Corporate Research and Asset Management Inc. (the “Investment Adviser”).(2)
(h)	Form of Underwriting Agreement.(2)
(i)	Not Applicable.
(j)(1)	Form of Custodian Agreement between the Registrant and [ ].(2)
(j)(2)	Accounting Services Agreement between the Registrant and [ ].(2)
(k)	Form of Transfer Agency and Service Agreement.(2)
(l)	Opinion and Consent of Venable LLP, Special Maryland Counsel for the Fund.(2)
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm.(2)
(o)	Not Applicable.
(p)	Certificate of the Initial Stockholder.(2)
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Fund.(2)
(r)(2)	Code of Ethics of the Manager.(2)
(r)(3)	Code of Ethics of the Investment Adviser.(2)

________________________
(1) Filed herewith.

(2) To be filed by amendment.

* Reference is made to Articles V, VI and VII of the Registrant’s Articles of Incorporation, filed as Exhibit 2(a) to this Registration Statement; and to Article II of the Registrant’s Bylaws, filed as Exhibit 2(b) to this Registration Statement.

Item 26.                 Marketing Arrangements

To be filed by amendment.

Item 27.                 Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$
Exchange listing fees	$
Financial Industry Regulatory Authority fees	$
Promotion and Printing expenses	$
Accounting fees and expenses	$
Legal fees and expenses	$
Underwriters’ Expense Reimbursement	$
Miscellaneous	$
Total

Item 28.                 Persons Controlled by or Under Common Control with Registrant

[None.]

Item 29.                 Number of Holders of Securities

As of [ ]:
Title of Class:	Common Stock ($.10 par value per share)
Number of Record Holders:	1

Item 30.                 Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter eliminating the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action.  The Registrant’s charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act of 1940 (the “1940 Act”).

The Registrant’s charter authorizes it to obligate itself, and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, linked liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification.  The Registrant’s charter and Bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant.  In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity.  Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received.  A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.  The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its charter and Bylaws and the Underwriting Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under its charter and Bylaws, the Registrant may advance funds to provide for indemnification.  Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:

(1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2)  Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3)  Such promise must be secured by a surety bond or other suitable insurance; and

(4)  Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 31.                 Business and Other Connections of Manager and the Investment Adviser

The description of the Manager and the Investment Adviser under the caption “Management and Advisory Agreements” in the prospectus, which forms part of this registration statement, is incorporated by reference herein.  Information as to the directors and officers of the Manager and the Investment Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Manager and the Investment Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-12129 and File No. 801-38965, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.  The Manager’s principal business address is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.  The Investment Adviser’s principal business address is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.

Item 32.                 Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Nomura Credit Long/Short Fund, Inc., Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316;

(2)	the Transfer Agent, [ ], [ ];

(3)	the Custodian, [ ], [ ];

(4)	the Manager, Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316; and

(5)	the Investment Adviser, Nomura Corporate Research and Asset Management Inc., Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.

Item 33.                 Management Services

Not applicable.

Item 34.                 Undertakings

1.
The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	The Registrant undertakes that:

(a)
For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 22nd day of December, 2014.

NOMURA CREDIT LONG/SHORT FUND, INC.

By:	/s/ Yutaka Itabashi
Name :	Yutaka Itabashi
Title:	President and Director

Each person whose signature appears below hereby authorizes Yutaka Itabashi, Hiromichi Aoki and Maria R. Premole, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Yutaka Itabashi
(Yutaka Itabashi)	President and Director (Principal Executive Officer)	December 22, 2014
/s/ Amy J. Marose
(Amy J. Marose)	Treasurer (Principal Financial Officer)	December 23, 2014
/s/ Hiromichi Aoki
(Hiromichi Aoki)	Vice President and Director	December 23, 2014
/s/ Maria R. Premole
(Maria R. Premole)	Vice President and Director	December 23, 2014

SCHEDULE OF EXHIBITS

Exhibit No.	Description
(a)	Articles of Incorporation.
(b)	Bylaws.